           AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 20, 1997
                                               SECURITIES ACT FILE NO. 333-28615
                                        INVESTMENT COMPANY ACT FILE NO. 811-8030

________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-2
[x]          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[x]                       PRE-EFFECTIVE AMENDMENT NO. 1
[ ]                       POST-EFFECTIVE AMENDMENT NO.
                                     AND/OR
[x]     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[x]                              AMENDMENT NO. 5
                        (CHECK APPROPRIATE BOX OR BOXES)

                            ------------------------

                          ROYCE MICRO-CAP TRUST, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                            ------------------------

                          1414 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                 (800) 221-4268
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                            ------------------------

                          CHARLES M. ROYCE, PRESIDENT
                          ROYCE MICRO-CAP TRUST, INC.
                          1414 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

           FRANK P. BRUNO, ESQ.                      HOWARD J. KASHNER, ESQ.                      GARY S. SCHPERO, ESQ.
             BROWN & WOOD LLP                      ROYCE MICRO-CAP TRUST, INC.                  SIMPSON THACHER & BARTLETT
          ONE WORLD TRADE CENTER                   1414 AVENUE OF THE AMERICAS                     425 LEXINGTON AVENUE
      NEW YORK, NEW YORK 10048-0557                  NEW YORK, NEW YORK 10019                    NEW YORK, NEW YORK 10017

                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.
                            ------------------------

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the 'Securities Act'), other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [ ]
                            ------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

============================================================================================================================
                                        AMOUNT              PROPOSED MAXIMUM           PROPOSED MAXIMUM          AMOUNT OF
  TITLE OF SECURITIES BEING             BEING                OFFERING PRICE               AGGREGATE            REGISTRATION
          REGISTERED                REGISTERED(1)             PER SHARE(1)            OFFERING PRICE(1)           FEE(2)
----------------------------------------------------------------------------------------------------------------------------
  % Cumulative Preferred Stock     1,600,000 Shares             $25.00                  $40,000,000             $12,121.21
============================================================================================================================

(1) Estimated solely for the purpose of calculating the filing fee.

(2) Previously paid.

                            ------------------------

     THE  REGISTRANT HEREBY AMENDS  THIS REGISTRATION STATEMENT  ON SUCH DATE OR
DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
________________________________________________________________________________

                             CROSS-REFERENCE SHEET

                         ITEM NUMBER IN FORM N-2                                    CAPTION IN PROSPECTUS
--------------------------------------------------------------------------  --------------------------------------
PART A -- INFORMATION REQUIRED IN A PROSPECTUS
 1. Outside Front Cover...................................................  Outside Front Cover Page
 2. Inside Front and Outside Back Cover Page..............................  Inside Front and Outside Back Cover
                                                                              Page; Underwriting
 3. Fee Table and Synopsis................................................  Not Applicable
 4. Financial Highlights..................................................  Financial Highlights
 5. Plan of Distribution..................................................  Outside Front Cover Page; Prospectus
                                                                              Summary; Underwriting
 6. Selling Shareholders..................................................  Not Applicable
 7. Use of Proceeds.......................................................  Use of Proceeds; Investment Objective
                                                                              and Policies
 8. General Description of the Registrant.................................  Front Cover Page; Prospectus Summary;
                                                                              The Fund; Investment Objective and
                                                                              Policies
 9. Management............................................................  Prospectus Summary; Investment
                                                                              Advisory and Other Services;
                                                                              Custodian, Transfer Agent and
                                                                              Dividend-Paying Agent
10. Capital Stock, Long-Term Debt, and Other Securities...................  Front Cover Page; Prospectus Summary;
                                                                              Ordinary Income Equivalent Yield
                                                                              Tables; Capitalization; Investment
                                                                              Objective and Policies; Description
                                                                              of Cumulative Preferred Stock;
                                                                              Description of Capital Stock;
                                                                              Taxation
11. Defaults and Arrears on Senior Securities.............................  Not Applicable
12. Legal Proceedings.....................................................  Not Applicable
13. Table of Contents of the Statement of Additional
      Information.........................................................  Table of Contents of Statement of
                                                                              Additional Information
PART B -- INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
14. Cover Page............................................................  Front Cover Page
15. Table of Contents.....................................................  Front Cover Page
16. General Information and History.......................................  Not Applicable
17. Investment Objective and Policies.....................................  Not Applicable
18. Management............................................................  Directors and Officers; Investment
                                                                              Advisory and Other Services
19. Control Persons and Principal Holders of Securities...................  Principal Stockholders
20. Investment Advisory and Other Services................................  Investment Advisory and Other Services
21. Brokerage Allocation and Other Practices..............................  Brokerage Allocation and Other
                                                                              Practices
22. Tax Status............................................................  Not Applicable
23. Financial Statements..................................................  Financial Statements

PART C -- OTHER INFORMATION
     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                   SUBJECT TO COMPLETION, DATED JUNE 20, 1997


PROSPECTUS                     1,600,000 SHARES
                          ROYCE MICRO-CAP TRUST, INC.
                             % CUMULATIVE PREFERRED STOCK
                   (LIQUIDATION PREFERENCE $25.00 PER SHARE)

                               ------------------

     The % Cumulative Preferred Stock, liquidation preference $25.00 per share (the 'Cumulative Preferred Stock'), to be issued by Royce Micro-Cap Trust, Inc. (the 'Fund') will be senior securities of the Fund. Prior to this offering, there has been no public market for the Cumulative Preferred Stock. The Fund is a closed-end diversified management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of companies that, at the time of investment, have market capitalizations of $300 million or less. Royce & Associates, Inc. is the Fund's investment adviser.

     Dividends on the Cumulative Preferred Stock offered hereby, at the annual rate of % of the liquidation preference, are cumulative from the Date of Original Issue thereof and are payable quarterly on March 23, June 23, September 23 and December 23, commencing on September 23, 1997.

     During the Fund's most recent fiscal year, distributions paid by the Fund on its Common Stock consisted primarily of long-term capital gains, and under current market conditions the investment adviser expects that dividends paid on the Cumulative Preferred Stock similarly will consist primarily of long-term capital gains. No assurance can be given, however, as to what percentage, if any, of the dividends paid on the Cumulative Preferred Stock will consist of long-term capital gains.


     It is a condition to its issuance that the Cumulative Preferred Stock be rated 'aaa' by Moody's Investors Service, Inc. ('Moody's'). In connection with the receipt of such rating, the composition of the Fund's portfolio must reflect guidelines established by Moody's, and the Fund will be required to maintain a certain discounted asset coverage with respect to the Cumulative Preferred Stock.

     The Cumulative Preferred Stock is subject to mandatory redemption in whole or in part by the Fund for cash at a price equal to $25 per share plus accumulated but unpaid dividends (whether or not earned or declared) (the 'Redemption Price') if the Fund fails to maintain a quarterly asset coverage of at least 225% or to maintain the discounted asset coverage required by Moody's. Commencing July 1, 2002 and thereafter, the Fund at its option may redeem the Cumulative Preferred Stock in whole or in part for cash at a price equal to the Redemption Price. Prior to July 1, 2002, the Cumulative Preferred Stock will be redeemable, at the option of the Fund, for cash at a price equal to the Redemption Price, only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See 'Description of Cumulative Preferred Stock -- Redemption'.

                                                        (Continued on next page)

                               ------------------

APPLICATION  HAS  BEEN MADE  TO  LIST THE  CUMULATIVE  PREFERRED STOCK  ON THE
  AMERICAN STOCK EXCHANGE (THE 'AMEX'). TRADING OF THE CUMULATIVE PREFERRED
     STOCK ON  THE  AMEX  IS  EXPECTED  TO  COMMENCE  WITHIN  30  DAYS  OF
                  THE DATE OF THIS PROSPECTUS. SEE 'UNDERWRITING'.

                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
        PASSED  UPON THE ACCURACY OR  ADEQUACY OF THIS PROSPECTUS. ANY
                    REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

========================================================================================================================
                                                                                       UNDERWRITING
                                                                   PRICE TO             DISCOUNTS              PROCEEDS
                                                                  PUBLIC(1)         OR COMMISSIONS(2)         TO FUND(3)
------------------------------------------------------------------------------------------------------------------------
Per Share..................................................         $25.00                  $                     $
------------------------------------------------------------------------------------------------------------------------
Total(3)...................................................      $40,000,000                $                     $
========================================================================================================================

   (1) Plus accumulated dividends, if any, from the Date of Original Issue.
   (2) The Fund and the investment adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

   (3) Before deducting offering expenses payable by the Fund, estimated at $240,000.

                               ------------------


     The shares of Cumulative Preferred Stock are being offered by the Underwriters named herein, subject to prior sale, when, as and if accepted by them and subject to certain conditions. It is expected that delivery of the shares of Cumulative Preferred Stock will be made in book-entry form through the
facilities of The Depository Trust Company on or about June   , 1997.

                               ------------------
SMITH BARNEY INC.                                       PAINEWEBBER INCORPORATED

June   , 1997


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

(continued from cover page)

     If the Fund voluntarily terminates compliance with the Moody's guidelines, the dividend rate payable on the Cumulative Preferred Stock will be increased and, among other things, the Fund will no longer be required to maintain the discounted asset coverage required by Moody's. See 'Investment Objective and Policies -- Rating Agency Guidelines' and 'Description of Cumulative Preferred Stock -- Termination of Rating Agency Guidelines'.

     This Prospectus sets forth certain information an investor should know before investing and should be retained for future reference.


     A Statement of Additional Information dated June , 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The table of contents of the Statement of Additional Information appears on page 31 of this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 1414 Avenue of the Americas, New York 10019, or calling the Fund toll-free at (800) 221-4268.


                               ------------------
CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE MARKET PRICE OF THE CUMULATIVE PREFERRED STOCK OF THE FUND, INCLUDING THE ENTRY OF STABILIZING BIDS, SYNDICATE COVERING TRANSACTIONS OR THE IMPOSITION OF PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE 'UNDERWRITING'.

                               PROSPECTUS SUMMARY

     The following information is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information. Capitalized terms not defined in this Summary are defined in the Glossary that appears at the end of this Prospectus.


The Fund; Investment Objective and
  Policies................................  Royce Micro-Cap Trust, Inc. (the 'Fund') has been engaged in business as a closed-end diversified management investment company since its initial offering in December 1993. The investment objective of  the
                                              Fund is long-term capital appreciation, which it seeks by investing at least 65% of its assets in common stocks, convertible securities and  warrants of  companies that, at  the time  of investment, have
                                              market  capitalizations  of  $300   million  or  less   ('micro-cap
                                              companies').  No assurance can be  given that the Fund's investment objective will be achieved. The Fund's average annual total returns on the net asset values  of its Common Stock  for the one year  and three  year  periods  ended May  31,  1997, and  from  inception on
                                              December 14, 1993  to May  31, 1997,  were 9.4%,  17.0% and  14.9%,
                                              respectively.   Total  return  figures  are  based  on  the  Fund's
                                              historical performance,  assume reinvestment  of distributions  and full primary participation in its 1994 rights offering, and are not intended  to indicate future performance. See 'Investment Objective and Policies'.
The Investment Adviser....................  Royce & Associates, Inc. ('Royce'), formerly known as Quest  Advisory
                                              Corp.,  has served as the investment  adviser to the Fund since its inception.  Royce  also  serves  as  investment  adviser  to  other management  investment  companies,  with  aggregate  net  assets of approximately $1.7 billion as  of May 31,  1997, and manages  other institutional accounts.
                                            As  compensation  for  its  services  under  the  present  Investment
                                              Advisory Agreement, Royce will receive a fee at a rate ranging from
                                              .5% up to 1.5% per annum of  the Fund's average net assets for  the
                                              applicable   performance  period,  depending  upon  the  investment
                                              performance of the Fund  relative to the  investment record of  the
                                              Russell  2000 Index (the 'Russell 2000'),  over  rolling periods of up  to  36 months. For a more  detailed description  of the  method by which the advisory fee is determined,  see  'Investment Advisory and Other Services -- Advisory Fee'.
                                            Charles M.  Royce, Royce's  President, Chief  Investment Officer  and
                                              sole  voting shareholder, is primarily responsible for managing the
                                              Fund's portfolio.  He  is  assisted by  Royce's  investment  staff,
                                              including   W.  Whitney  George,  Portfolio  Manager  and  Managing
                                              Director, and  by  Jack E.  Fockler,  Jr., Managing  Director.  See
                                              'Investment  Advisory and  Other Services  -- Portfolio Management'
                                              herein and 'Directors and Officers' in the Statement of  Additional
                                              Information.
The Offering..............................  The  Fund is  offering 1,600,000 shares  of    % Cumulative Preferred
                                              Stock, par value $.001 per share, liquidation

                                              preference $25.00 per share (the 'Cumulative Preferred Stock'),  at a purchase price of $25 per share.
Dividends.................................  Dividends  on the Cumulative  Preferred Stock, at  the annual rate of
                                                % of the liquidation preference, are cumulative from the Date  of
                                              Original  Issue and  are payable, when,  as and if  declared by the
                                              Board of  Directors of  the  Fund out  of funds  legally  available therefor, quarterly on March 23, June 23, September 23 and December
                                              23,  commencing on September 23, 1997,  to holders of record on the
                                              preceding  March  6,   June  6,   September  6   and  December   6,
                                              respectively.  See  'Description of  Cumulative Preferred  Stock --
                                              Dividends'.
Potential Tax Benefit to Certain
  Investors...............................  The Fund is required  to allocate income  taxed as long-term  capital gains,  as  well as  other types  of income,  proportionately among holders  of  shares  of  Common  Stock  and  shares  of  Cumulative
                                              Preferred  Stock  in accordance  with the  current position  of the
                                              Internal Revenue Service (the 'IRS'). During the Fund's most recent
                                              fiscal  year,  distributions   paid  by  the  Fund  on  its  Common
                                              Stock  consisted  primarily  of income  taxed as  long-term capital gains,  and  under  current market  conditions  Royce  expects that dividends  paid  on  the  Cumulative Preferred Stock similarly will
                                              consist  primarily  of  such  income.  Certain  investors  in   the
                                              Cumulative  Preferred Stock may realize a tax benefit to the extent that dividends paid by the Fund on  those  shares  are  composed of long-term  capital  gains. See  'Ordinary  Income  Equivalent Yield
                                              Tables'. Subject  to  statutory limitations,  investors may also be entitled to offset the portion  of  their  dividends  on Cumulative
                                              Preferred  Stock  that  consists  of long-term capital  gains  with capital  losses  incurred  by such investors.  See  'Taxation'.  No assurance  can be given, however, as to what percentage, if any, of the  dividends  to be  paid on the  Cumulative Preferred Stock will consist of long-term capital gains. To the extent that dividends on the  shares  of  Cumulative  Preferred  Stock  are  not  paid  from long-term  capital  gains,  they will be paid  from net  investment income (which includes both ordinary income and  short-term capital gains) and  taxed as  ordinary income  or  will  represent a return of capital.
Rating....................................  It is a condition to its issuance that the Cumulative Preferred Stock be  issued with a  rating of 'aaa'  from Moody's Investors Service,
                                              Inc. ('Moody's'). The  Articles Supplementary  creating and  fixing the  rights and preferences of  the Cumulative Preferred Stock (the
                                              'Articles Supplementary') contain certain provisions which  reflect guidelines  established by Moody's (the 'Rating Agency Guidelines')
                                              in order to obtain such rating on the Cumulative Preferred Stock on the Date  of Original  Issue.  Although it  is the  Fund's  present intention  to continue to comply with the Rating Agency Guidelines, the Board of Directors of the Fund may determine that it is not  in the  best interests of the  Fund to continue to  do so. If the Fund
                                              voluntarily  terminates   compliance   with   the   Rating   Agency
                                              Guidelines,   the   dividend   rate  payable   on   the  Cumulative

                                              Preferred  Stock will be increased by .375%  per  annum and,  among other  things,  the Fund will no longer be  required to maintain  a
                                              Portfolio  Calculation  at  least  equal to  the Basic  Maintenance
                                              Amount.  See   'Description  of  Cumulative   Preferred   Stock  --
                                              Termination of Rating Agency Guidelines'.
Asset Coverage............................  The Fund will be required to maintain, as of the last Business Day of
                                              March, June, September and December of each year, Asset Coverage of at  least 225% with respect to the Cumulative Preferred Stock. This required Asset Coverage  is greater  than the  200% asset  coverage required  by Section 18  of the Investment Company  Act of 1940, as
                                              amended (the  '1940 Act').  If the  Fund had  issued and  sold  the
                                              Cumulative  Preferred Stock offered hereby  as of December 31, 1996 and May 31, 1997, the Asset Coverage would have been 381% and 399%,
                                              respectively.   See    'Description   of    Cumulative    Preferred
                                              Stock -- Asset Maintenance'.
                                            Also,  pursuant to  the Rating  Agency Guidelines,  the Fund  will be required to maintain a Portfolio  Calculation for Moody's at  least equal  to the  Basic Maintenance  Amount. The  discount factors and guidelines for  determining  the Portfolio  Calculation  have  been established  by Moody's in connection with  the Fund's receipt of a rating on the Cumulative  Preferred Stock on  its Date of  Original
                                              Issue   of  'aaa'  from  Moody's.  See  'Investment  Objective  and
                                              Policies -- Rating Agency Guidelines'.
Voting Rights.............................  At all times, holders of shares of Cumulative Preferred Stock and any other Preferred Stock will elect two members of the Fund's Board of
                                              Directors, and  holders of  Cumulative Preferred  Stock, any  other
                                              Preferred  Stock and Common  Stock, voting as  a single class, will elect the remaining directors. However, upon a failure by the  Fund to pay dividends on the Cumulative Preferred Stock and/or any other
                                              Preferred  Stock in an  amount equal to  two full years' dividends, holders of Cumulative Preferred Stock,  voting as a separate  class with  any other outstanding shares of  Preferred Stock of the Fund, will have the right to elect the smallest number of directors  that would  constitute  a  majority of  the  directors  until cumulative dividends have been  paid or  provided for.  Holders of  Cumulative
                                              Preferred  Stock and any other Preferred Stock will vote separately as a class on certain other  matters, as required under the  Fund's
                                              Articles  Supplementary, the 1940  Act and Maryland  law. Except as
                                              otherwise indicated in this Prospectus and as otherwise required by applicable law,  holders  of  Cumulative Preferred  Stock  will  be entitled  to one vote per share on  each matter submitted to a vote of stockholders and will  vote together with  holders of shares  of
                                              Common  Stock  as a  single class.  See 'Description  of Cumulative
                                              Preferred Stock -- Voting Rights'.
Mandatory Redemption......................  The Cumulative Preferred Stock is subject to mandatory redemption  in whole  or in part by  the Fund in the event  that the Fund fails to maintain the quarterly  Asset Coverage or  to maintain a  Portfolio
                                              Calculation at least equal to the Basic Maintenance Amount required by  Moody's and does  not cure such failure  by the applicable cure date. Any such redemption will be made for cash at a price equal to
                                              $25 per

                                              share plus accumulated and unpaid dividends (whether or not  earned or  declared) to the  redemption date (the  'Redemption Price'). In the event that shares are redeemed due to a failure to maintain the quarterly Asset Coverage, the Fund  may redeem a sufficient  number of  shares of  Cumulative Preferred Stock  in order  that the asset coverage, as defined in the 1940 Act, of the remaining  outstanding shares  of Cumulative Preferred Stock and any other Preferred Stock after redemption  is up  to  250%. In  the  event that  shares  are redeemed  due to a  failure to maintain  a Portfolio Calculation at least equal to the Basic Maintenance Amount, the Fund may redeem  a sufficient  number of shares of Cumulative Preferred Stock in order that the Portfolio Calculation exceeds the Basic Maintenance Amount of the remaining outstanding  shares of Cumulative Preferred  Stock and  any other  Preferred Stock by  up to 10%.  See 'Description of
                                              Cumulative Preferred Stock -- Redemption -- Mandatory Redemption'.
Optional Redemption.......................  Commencing July 1, 2002  and thereafter, the Fund  at its option  may redeem  the Cumulative  Preferred Stock, in  whole or  in part, for cash at a  price equal to  the Redemption Price.  Prior to July  1,
                                              2002,  the  Cumulative Preferred  Stock will  be redeemable  at the option of  the Fund  at the  Redemption Price  only to  the  extent necessary  for the Fund to continue to qualify for tax treatment as a regulated  investment  company. See  'Description  of  Cumulative
                                              Preferred Stock -- Redemption -- Optional Redemption'.
Liquidation Preference....................  The  liquidation  preference of  each  share of  Cumulative Preferred
                                              Stock is  $25  plus  an  amount equal  to  accumulated  and  unpaid dividends  (whether  or  not earned  or  declared) to  the  date of
                                              distribution.   See    'Description   of    Cumulative    Preferred
                                              Stock -- Liquidation Rights'.
Use of Proceeds...........................  The  Fund  will  use  the  net  proceeds  from  the  offering  of the
                                              Cumulative  Preferred  Stock   to  purchase  additional   portfolio
                                              securities   in  accordance  with   its  investment  objective  and
                                              policies. See 'Use of Proceeds'.
Listing...................................  Prior to  this offering,  there has  been no  public market  for  the
                                              Cumulative  Preferred Stock. Application has  been made to list the
                                              shares  of  Cumulative  Preferred  Stock  on  the  American   Stock
                                              Exchange.  However, during an initial period, which is not expected to exceed 30 days from the date of this Prospectus, the  Cumulative
                                              Preferred  Stock may  not be listed  on such  Exchange. During such period, the Underwriters intend to make a market in the  Cumulative
                                              Preferred  Stock;  however,  they  have  no  obligation  to  do so.
                                              Consequently, an investment in  the Cumulative Preferred Stock  may be illiquid during such period.
Special Considerations and Risk Factors...  The   market  price  for  the  Cumulative  Preferred  Stock  will  be influenced by  changes  in  interest rates,  the  perceived  credit quality of the Cumulative Preferred Stock and other factors.
                                            As  indicated  above, the  Cumulative Preferred  Stock is  subject to redemption under specified  circumstances. To the  extent that  the
                                              Fund    experiences   a   substantial    decline   in   the   value

                                              of its  net  assets,  it  may  be  required  to  redeem  Cumulative
                                              Preferred  Stock to  restore compliance  with the  applicable asset coverage requirements.  See  'Description of  Cumulative  Preferred
                                              Stock -- Redemption'.
                                            The  credit rating on the Cumulative Preferred Stock could be reduced or withdrawn while an investor holds shares, either as a result  of the  Fund's  termination  of  compliance  with  the  Rating  Agency
                                              Guidelines or otherwise, and the  credit rating does not  eliminate or  mitigate  the risks  of investing  in the  Cumulative Preferred
                                              Stock. A reduction or withdrawal of  the credit rating may have  an adverse  effect  on the  market value  of the  Cumulative Preferred
                                              Stock.   See  'Description  of  Cumulative   Preferred   Stock   --
                                              Termination of Rating Agency Guidelines'.
                                            Payments to the holders of Cumulative Preferred Stock of dividends or upon redemption  or in  liquidation will  be subject  to the  prior payments  of interest  and repayment of  principal then  due on any outstanding indebtedness of the Fund. As of May 31, 1997, the  Fund had  no outstanding indebtedness  and had not  issued any Preferred
                                              Stock. See 'Investment Objective and Policies -- Senior  Securities
                                              and Borrowing of Money'.
                                            All  equity securities are subject to price volatility, the potential bankruptcy of  the issuer,  general movements  in markets,  overall economic  conditions  and  perceptions  of  potential  growth.  The
                                              Fund primarily invests in micro-cap  securities,  for  which  these characteristics  are  particularly  pronounced  and which  are more volatile in  price and less liquid than  the equity  securities  of larger-cap  companies.  See  'Investment  Objective and Policies --
                                              Investment Policies and Risk Factors'.
Federal Income Tax Considerations.........  The Fund has qualified, and intends to remain qualified, for  Federal
                                              income   tax   purposes,   as  a   regulated   investment  company.
                                              Qualification requires, among other things, compliance by the  Fund
                                              with    certain    distribution   requirements.    Limitations   on
                                              distributions if the Fund failed  to satisfy the Asset Coverage  or
                                              Portfolio  Calculation  requirements  could  jeopardize  the Fund's ability to meet the  distribution requirements. The Fund  presently intends,  however, to  the extent  possible, to  purchase or redeem
                                              Cumulative Preferred  Stock  if  necessary  in  order  to  maintain compliance  with  such  requirements.  See  'Taxation'  for  a more
                                              complete  discussion  of  these   and  other  Federal  income   tax
                                              considerations.
Administrator.............................  Mitchell  Hutchins Asset Management Inc., an affiliate of PaineWebber
                                              Incorporated, serves as the  Fund's administrator. See  'Investment
                                              Advisory  and  Other  Services  --  Administration  Agreement'  and
                                              'Underwriting'.
Custodian, Transfer and Dividend-Paying
  Agent and Registrar.....................  State Street Bank and  Trust Company ('State  Street') serves as  the
                                              Fund's  custodian  and, with  respect  to the  Cumulative Preferred
                                              Stock, as transfer and dividend  paying agent and registrar and  as agent  to provide notice  of redemption and  certain voting rights.
                                              See 'Custodian, Transfer and Dividend-Paying Agent and Registrar'.

                    ORDINARY INCOME EQUIVALENT YIELD TABLES

     For the fiscal year of the Fund ended December 31, 1996, distributions paid by the Fund on its Common Stock consisted of 85% long-term capital gains ('L/T Capital Gains') and 15% ordinary income/short-term capital gains ('Ordinary Income'). Individual investors in the Cumulative Preferred Stock who are in a Federal marginal income tax bracket higher than the current 28.0% maximum Federal tax rate on long-term capital gains would, under the current position of the IRS, realize a tax advantage on their investment to the extent that distributions by the Fund to its stockholders continue to be partially composed of the less highly taxed long-term capital gains.


     The following table shows examples of the pure Ordinary Income equivalent yield that would be generated by the indicated dividend rates on the Cumulative Preferred Stock, assuming distributions consisting of four different proportions of L/T Capital Gains and Ordinary Income for an investor in the 39.6% Federal marginal tax bracket and assuming no change in the current maximum Federal long-term capital gain tax rate for individuals of 28.0%.


   PERCENTAGE OF CUMULATIVE
          PREFERRED                 A CUMULATIVE PREFERRED
 STOCK DIVIDEND COMPOSED OF*        STOCK DIVIDEND RATE OF
------------------------------     ------------------------
                                   7.50%    7.625%     7.75%
                      ORDINARY       IS EQUIVALENT TO AN
L/T CAPITAL GAINS      INCOME      ORDINARY INCOME YIELD OF
-----------------     --------     ------------------------
       85.0%            15.0%      8.72%     8.87%     9.02%
       75.0%            25.0%      8.58%     8.72%     8.87%
       50.0%            50.0%      8.22%     8.36%     8.49%
       25.0%            75.0%      7.86%     7.99%     8.12%


------------

1 The Fund commenced operations in December 1993. For the fiscal years of the Fund ended December 31, 1995 and 1994, distributions paid by the Fund on its Common Stock consisted of 36% L/T Capital Gains and 64% Ordinary Income and no L/T Capital Gains and 100% Ordinary Income, respectively.

* A number of factors could affect the composition of the Fund's distributions. Such factors include (i) active management of the Fund's assets, which may result in varying proportions of L/T Capital Gains, Ordinary Income and/or return of capital in Fund distributions; and (ii) possible revocation or revision of the IRS revenue ruling requiring the proportionate allocation of L/T Capital Gains among holders of various classes of capital stock.

     As illustrated in the table below, the yield advantage of the lower Federal long-term capital gain tax rate would be diminished for investors in tax brackets below the 39.6% rate assumed in the table above, and there would be no effect on the yield for an investor in a Federal marginal income tax bracket of 28.0% or lower. Assuming a Cumulative Preferred Stock dividend composed of 85% L/T Capital Gains and 15% Ordinary Income (representing the composition of distributions paid by the Fund for its most recent fiscal year), the following table shows the pure Ordinary Income equivalent yields that would be generated at the assumed dividend rates for taxpayers in the indicated tax brackets.

                                                            A CUMULATIVE PREFERRED STOCK DIVIDEND RATE OF
                                                            ----------------------------------------------
                                                            7.50%               7.625%                7.75%

1997 FEDERAL
TAX BRACKET`D'                                               IS EQUIVALENT TO AN ORDINARY INCOME YIELD OF
---------------------------------------------------------   ----------------------------------------------
39.6%....................................................   8.72%                8.87%                9.02%
36.0%....................................................   8.30%                8.44%                8.57%
31.0%....................................................   7.78%                7.91%                8.04%
28.0% or lower...........................................   7.50%                7.625%               7.75%


------------


`D' Annual taxable income levels corresponding to the 1997 Federal marginal  tax brackets are as follows: 39.6% -- over $271,050 for both single and joint returns; 36.0% -- $124,651-$271,050 for single returns, $151,751-$271,050 for joint returns; 31.0% -- $59,751-$124,650 for single returns, $99,601-$151,750 for joint returns; and 28.0% -- $24,651-$59,750 for single returns, $41,201-$99,600 for joint returns. An investor's marginal tax rate may exceed the rates shown in the above table due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. Income also may be subject to certain state, local and foreign taxes. For investors who pay alternative minimum tax, equivalent yields may be lower than those shown above. The tax rates shown above do not apply to corporate taxpayers.


                            -------------------------
     The tax characteristics of the Fund are described more fully under 'Taxation'.

     The two preceding charts are for illustrative purposes only and cannot be taken as an indication of the composition of the Fund's future distributions.


     As of the date of this Prospectus, legislation has been proposed that would reduce the maximum Federal long-term capital gain tax rate for individuals from 28.0% to 20.0%. If such legislation were enacted, the Ordinary Income equivalent yields would be higher than those presented in the tables above. For example, a Cumulative Preferred Stock dividend at the annual rate of 7.625%, consisting of 85% L/T Capital Gains and 15% Ordinary Income paid to an individual in the 39.6%, bracket would be equivalent to an Ordinary Income yield of 9.73%; for the 36.0% bracket, the Ordinary Income equivalent yield would be 9.25%; for the 31.0% bracket, the Ordinary Income equivalent yield would be 8.66%; for the 28.0% bracket, the Ordinary Income equivalent yield would be 8.35%. No assurance can be given, however, that such legislation will be enacted.

                              FINANCIAL HIGHLIGHTS


     The selected data set forth below is for a share of Common Stock outstanding for the periods presented. The financial information was derived from and should be read in conjunction with the financial statements of the Fund incorporated by reference into this Prospectus and the Statement of Additional Information. The financial information for each of the years ended December 31, 1996 and 1995 has been audited by Ernst & Young LLP, independent auditors, as stated in their unqualified reports accompanying such financial statements. The financial information for the year ended December 31, 1994 and the period from December 14, 1993 (commencement of operations) to December 31, 1993 has been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon was unqualified.



                                                                                               PERIOD FROM
                                                               YEAR ENDED DECEMBER 31,        DEC. 14, 1993*
                                                           -------------------------------          TO
                                                             1996        1995       1994      DEC. 31, 1993
                                                           --------    --------    -------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................      $8.89       $7.58      $7.27          $7.25
                                                           --------    --------    -------    -----------
INVESTMENT OPERATIONS:
     Net investment income..............................       0.09        0.02       0.01            --
     Net realized and unrealized gain on investments....       1.32        1.69       0.41           0.02
                                                           --------    --------    -------    -----------
          Total from investment operations..............       1.41        1.71       0.42           0.02
                                                           --------    --------    -------    -----------
DIVIDENDS AND DISTRIBUTIONS:
     Net investment income..............................     (0.10)      (0.02)      (0.02)           --
     Net realized gain on investments...................     (0.70)      (0.34)      (0.03)           --
                                                           --------    --------    -------    -----------
          Total dividends and distributions.............     (0.80)      (0.36)      (0.05)           --
                                                           --------    --------    -------    -----------
CAPITAL STOCK TRANSACTIONS:
     Effect of rights offering..........................      --          --         (0.06)           --
     Effect of reinvestment of distributions............     (0.12)      (0.04)      --               --
                                                           --------    --------    -------    -----------
          Total capital stock transactions..............     (0.12)      (0.04)      (0.06)           --
                                                           --------    --------    -------    -----------
NET ASSET VALUE, END OF PERIOD..........................      $9.38       $8.89      $7.58          $7.27
                                                           --------    --------    -------    -----------
                                                           --------    --------    -------    -----------
MARKET VALUE, END OF PERIOD.............................      $8.25       $8.00      $7.00          $7.50
                                                           --------    --------    -------    -----------
                                                           --------    --------    -------    -----------
TOTAL RETURN: (a)
     Net Asset Value....................................       16.6%       22.9%       6.0%           0.3%
     Market Value.......................................       13.9%       19.8%      (5.1%)          0.0%
RATIOS BASED ON AVERAGE NET ASSETS:
     Total expenses.....................................       0.85%       1.36%      1.88%          1.92% (b)**
       Management fee expense...........................       0.47%       0.77%      1.20%          0.00%
       Other operating expenses.........................       0.38%       0.59%      0.68%          1.92%**
     Net investment income (loss).......................       0.88%       0.26%      0.21%         (0.06%)(b)**
SUPPLEMENTAL DATA:
     Net Assets, End of Period (in thousands)...........   $113,953    $100,065    $82,534       $ 71,126
     Portfolio Turnover Rate............................         51%         51%        23%             0%
     Average Commission Rate Paid`D'....................   $ 0.0485       --         --               --


------------

 * Commencement of operations.

** Annualized.

 (a) Net Asset Value and Market Value Total Return assume a continuous stockholder who reinvested all net investment income dividends and capital gain distributions and fully participated in the 1994 primary rights offering.

 (b) Presented after waivers by the investment adviser and the administrator. For the period ended December 31, 1993, the ratios of expenses and net investment loss to average net assets would have been 2.12% and (0.26)%, respectively, absent such waivers.

 `D' For fiscal years beginning after October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.

                                    THE FUND


     Royce Micro-Cap Trust, Inc. (the 'Fund') is a closed-end diversified management investment company. It was incorporated under the name 'Royce OTC Micro-Cap Fund, Inc.' under the laws of the State of Maryland on September 9, 1993 and is registered under the 1940 Act. The Fund commenced operations in December 1993. As of May 31, 1997, the Fund had 12,153,511 shares of Common Stock issued and outstanding, with an aggregate net asset value of $121,272,315. The Fund's principal office is located at 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 221-4268.


     The Fund seeks to achieve its investment objective of long-term capital appreciation principally through investment in common stocks, convertible securities and warrants of companies that, at the time of investment, have market capitalizations of $300 million or less ('micro-cap companies'). See 'Investment Objective and Policies'.

                                USE OF PROCEEDS

     The net proceeds of the offering are estimated at $38,500,000, after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Fund's investment adviser expects to invest such proceeds in accordance with the Fund's investment objective and policies within six months from the completion of the offering, depending on market conditions for the types of securities in which the Fund principally invests. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments in which the Fund may invest. See 'Investment Objective and Policies-Investment Policies and Risk Factors'.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Fund as of December 31, 1996, and as adjusted to give effect to this offering.


                                                                                  OUTSTANDING     AS ADJUSTED
                                                                                  ------------    ------------
Stockholders' equity:
  Preferred Stock, $.001 par value:
  No shares authorized, issued or outstanding;
  as adjusted, 5,000,000 shares of   % Cumulative
  Preferred Stock authorized, and 1,600,000 of such
  shares issued and outstanding................................................        --         $ 40,000,000
                                                                                  ------------    ------------
                                                                                  ------------    ------------
Common Stock, $.001 par value:
  Authorized 150,000,000 shares; 12,153,511 shares issued
  and outstanding; as adjusted, 145,000,000 shares authorized..................   $     12,154    $     12,154
     Additional paid-in capital................................................     88,111,021      86,611,021(1)
     Dividends in excess of net investment income..............................       (152,608)       (152,608)
     Accumulated net realized gain on investments..............................      4,709,893       4,709,893
     Net unrealized appreciation on investments................................     21,272,562      21,272,562
                                                                                  ------------    ------------

     Net assets applicable to outstanding Common Stock.........................   $113,953,022    $112,453,022
                                                                                  ------------    ------------
                                                                                  ------------    ------------


------------


(1) After deducting underwriting discounts and estimated costs of this offering of $1,500,000.

                             PORTFOLIO COMPOSITION

     The following tables set forth certain information with respect to the Fund's investment portfolio as of December 31, 1996.

                                                                                           VALUE        PERCENTAGE
                                                                                        ------------    ----------
     Common stock....................................................................   $103,252,141        90.6%
     Repurchase agreement............................................................     10,200,000         9.0
     Cash and other assets less liabilities..........................................        500,881         0.4
                                                                                        ------------    ----------
          Total investments..........................................................   $113,953,022       100.0%
                                                                                        ------------    ----------
                                                                                        ------------    ----------

SECTOR WEIGHTINGS IN COMMON STOCK PORTFOLIO

                                                                                           VALUE        PERCENTAGE
                                                                                        ------------    ----------
     Consumer Products...............................................................   $ 22,762,068       20.0%
     Industrial Products.............................................................     19,202,941       16.9
     Industrial Services.............................................................     14,527,874       12.7
     Financial Intermediaries........................................................     13,615,920       11.9
     Technology......................................................................     10,581,797        9.3
     Financial Services..............................................................      5,365,412        4.7
     Retail..........................................................................      5,261,116        4.6
     Natural Resources...............................................................      4,003,775        3.5
     Health..........................................................................      1,253,700        1.1
     Consumer Services...............................................................        868,150        0.8
     Utilities.......................................................................        288,655        0.3
     Miscellaneous...................................................................      5,520,733        4.8
                                                                                        ------------      -----
          Total common stock.........................................................   $103,252,141       90.6%
                                                                                        ------------      -----
                                                                                        ------------      -----

OTHER INFORMATION REGARDING COMMON STOCK INVESTMENTS

     Number of issuers............................................................................            183
     Median market capitalization (total portfolio)...............................................   $156 million

                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

     The Fund's investment objective is long-term capital appreciation. It seeks to achieve its objective primarily through investment in common stocks and securities convertible into or exchangeable for common stocks of companies with market capitalizations of $300 million or less ('micro-cap companies'). The market capitalization of a company is calculated by multiplying the number of its common shares that are issued and outstanding by the per share market price of the common stock. There are market risks inherent in any investment, and there is no assurance that the investment objective of the Fund will be achieved.

     To achieve its investment objective, the Fund, under normal market conditions, invests at least 65% of its total assets in common stocks, convertible securities and warrants of micro-cap companies. For purposes of calculating this 65% minimum, securities purchased before a company's market capitalization increases to above $300 million will continue to be classified as securities of a micro-cap company. Up to 35% of the Fund's total assets may be invested in non-micro-cap company equity securities and non-convertible debt securities.

INVESTMENT POLICIES AND RISK FACTORS

     In selecting portfolio investments, Royce uses a value approach to managing the Fund's assets. Accordingly, Royce puts primary emphasis on analysis of various internal returns indicative of profitability, balance sheets, cash flows and a company's future prospects and the relationships that these factors have to the price of a given security in order to determine if the securities are undervalued in relation to Royce's estimate of the 'private worth' of the company, that is, what a knowledgeable buyer would pay for the entire company in a private transaction.


     The Fund invests primarily in securities of micro-cap companies based on Royce's belief that, because the securities of such companies may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity, and may not be followed by many securities analysts or be well-known to the investing public, they may also be available for purchase at substantial discounts from Royce's estimate of such companies' 'private worth'. Royce attempts to identify and to have the Fund invest in such securities, with the expectation that such value 'discounts' will narrow over time and thus provide capital appreciation for the Fund's portfolio.


     Many micro-cap companies in which the Fund is likely to invest may be more vulnerable than larger companies to adverse business or economic developments, may have limited product lines, markets or financial resources and may lack management depth. In addition, most micro-cap companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts, with the result that there may tend to be less publicly available information concerning such companies compared to what is available for larger capitalization securities. The securities of these companies may have more limited trading volumes and be subject to more abrupt or erratic market movements than the securities of larger-capitalization companies and/or the market averages in general. Finally, the securities of micro-cap companies traded in the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than those of larger capitalization companies. Thus, the Fund may involve considerably more risk than an investment company investing in the more liquid equity securities of larger-cap companies. Although there are no liquidity restrictions on investments made by the Fund and the Fund may, therefore, invest without limit in illiquid securities, the Fund expects to invest only in securities for which market quotations are readily available.

     The price movements, earnings and other developments of each portfolio security are closely monitored, with a view to selling securities when price objectives are reached or when a security no longer meets Royce's criteria under its value approach.

     Foreign Investments. The Fund may invest up to 10% of its assets in securities of foreign issuers. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, fluctuating exchange rates and the possibility of imposition of exchange controls. These securities may also be subject to greater fluctuations in price than the securities of U.S. corporations, and there may be less publicly available information about their operations. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors such as the Fund.


     Lower-rated Debt Securities. Up to 10% of the Fund's total assets may be invested in non-convertible debt securities of various domestic issuers. Within this category, up to 5% of the Fund's total assets may be invested in below investment-grade debt securities, also known as high-yield/high-risk securities. Such debt securities may be in the lowest-rated categories of recognized rating agencies (C in the case of Moody's or D in the case of S&P) or may be unrated. Such high-yield/high-risk investments are primarily speculative and may entail substantial risk of loss of principal and non-payment of interest, but may also produce above-average returns for the Fund. Debt securities rated C or D may be in default as to the payment of interest or repayment of principal.


     Warrants, Rights or Options. The Fund may invest up to 5% of its total assets in warrants, rights or options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest in the underlying security. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, market prices of warrants, rights or call options do not necessarily move parallel to the market prices of the underlying securities; market prices of put options tend to move inversely to the market prices of the underlying securities. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the Standard & Poor's 500 Composite Stock Price Index.

     Temporary Investments. The assets of the Fund are normally invested as described above. However, for temporary defensive purposes (i.e., when Royce determines that market conditions warrant) or when it has uncommitted cash balances, the Fund may also invest in U.S. Treasury bills, domestic bank certificates of deposit, repurchase agreements with its custodian bank covering U.S. Treasury and agency obligations having a term of not more than one week and high-quality commercial paper, or retain all or part of its assets in cash. Accordingly, the composition of the Fund's portfolio may vary from time to time.

     Repurchase agreements are in effect loans by the Fund to its custodian, and the agreements for such transactions require the custodian to maintain securities having a value at least equal to the amount loaned as collateral. Repurchase agreements could involve certain risks if the custodian defaults or becomes insolvent, including possible delays or restrictions upon the Fund's ability to dispose of collateral.

     Securities Lending. The Fund is authorized to lend up to 25% of its assets to qualified institutional investors for the purpose of realizing additional income. The Rating Agency Guidelines, however, limit the amount that the Fund may lend to 5% of its total assets. Loans of securities of the Fund will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The collateral will equal at least 100% of the current market value of the loaned securities. The risks of securities lending include possible delays in receiving additional collateral or in recovery of loaned securities or loss of rights in the collateral if the borrower defaults or becomes insolvent.


     Senior Securities and Borrowing of Money. The 1940 Act and the Fund's fundamental policies (see 'Investment Restrictions') permit the Fund to borrow money from banks and certain other lenders and to issue and sell senior securities representing indebtedness or consisting of Preferred Stock if various requirements are met. Such requirements include initial asset coverage tests of 300% for indebtedness and 200% for Preferred Stock and, except for indebtedness to banks and certain other lenders, restrictive provisions concerning Common Stock dividend payments, other Common Stock distributions, stock repurchases and maintenance of asset coverage and giving senior security holders the right to elect directors in the event specified asset coverage tests are not met or dividends are not paid. While the issuance and sale of senior securities allows the Fund to raise additional cash for investments, it is a speculative investment technique, involving the risk considerations of leverage, potential dilution and increased share price volatility for the Common Stock of the Fund. In addition, the Fund may be required to sell investments in order to make required payments to senior securityholders when it may be disadvantageous to do so.


     The Cumulative Preferred Stock offered hereby is a senior security of the Fund. See 'Description of Cumulative Preferred Stock'. Payments to the holders of Cumulative Preferred Stock of dividends or upon redemption or in liquidation will be subject to the prior payment of interest and repayment of principal then due on any outstanding indebtedness of the Fund.


     As of May 31, 1997, the Fund had total assets of $121,442,035 and total liabilities of $169,720 and had not borrowed any money or issued any Preferred Stock. Accordingly, as of such date, the Fund could have issued and sold senior securities representing indebtedness of up to $60,636,158 or Preferred Stock having an involuntary liquidation preference of up to $121,272,315 or various combinations of lesser amounts of both securities representing indebtedness and such Preferred Stock.


     The Fund's investment policies are subject to certain restrictions. See ' -- Investment Restrictions'.

RATING AGENCY GUIDELINES

     Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

     Moody's has established guidelines in connection with the Fund's receipt of a rating for the Cumulative Preferred Stock on their date of original issue of 'aaa' by Moody's. Moody's, a nationally-recognized securities rating organization, issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines have been developed by Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and various auction rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law, but are being adopted by the Fund in order to satisfy current requirements necessary for Moody's to issue the above-described rating for the Cumulative Preferred Stock. The guidelines provide a set of tests for portfolio composition and discounted asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements of Section 18 of the 1940 Act. The Moody's guidelines are included in the Articles Supplementary and are referred to in this Prospectus as the 'Rating Agency Guidelines'.

     The Fund intends to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount. If the Fund fails to meet such requirement and such failure is not cured, the Fund will be required to redeem some or all of the Cumulative Preferred Stock. See 'Description of Cumulative Preferred Stock -- Redemption -- Mandatory Redemption'. The Rating Agency Guidelines also exclude from Moody's Eligible Assets and, therefore, from the Portfolio Calculation, certain types of securities in which the Fund may invest and prohibit the Fund's acquisition of futures contracts or options on futures contracts, prohibit reverse repurchase agreements, limit the writing of options on portfolio securities and limit the lending of portfolio securities to 5% of the Fund's total assets. Royce does not believe that compliance with the Rating Agency Guidelines will have an adverse effect on its management of the Fund's portfolio or on the achievement of the Fund's investment objective. For a further discussion of the Rating Agency Guidelines, see 'Description of Cumulative Preferred Stock'.

     The Fund may, but is not required to, adopt any modifications to the Moody's guidelines that may hereafter be established by Moody's. Failure to adopt such modifications, however, may result in a change in the Moody's rating or a withdrawal of a rating altogether. In addition, Moody's may, at any time, change or withdraw such rating. As set forth in the Articles Supplementary, the Board of Directors of the Fund may, without stockholder approval, adjust, modify, alter or change the Rating Agency Guidelines if Moody's advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current rating on the Cumulative Preferred Stock. Furthermore, under certain circumstances, the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines. If the Fund terminates compliance with the Rating Agency Guidelines, it is likely that Moody's will change its rating on the Cumulative Preferred Stock or withdraw its rating altogether, which may have an adverse effect on the market value of the Cumulative Preferred Stock. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.


     As described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Cumulative Preferred Stock is not a recommendation to purchase, hold or sell such shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. Moreover, the Rating Agency Guidelines do not address the likelihood that a holder of Cumulative Preferred Stock will be able to sell such shares. The rating is based on current information furnished to Moody's by the Fund and Royce and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.


CHANGES IN INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective of long-term capital appreciation principally through investment in common stocks and securities convertible into or exchangeable for common stocks of micro-cap companies is a fundamental policy of the Fund and may not be changed without approvals of holders of a majority of the Fund's outstanding shares of Common Stock and outstanding shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a single class, and a majority of the outstanding shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the relevant shares of capital stock of the Fund present or represented at a meeting of stockholders, at which the holders of more than 50% of the outstanding relevant shares of capital stock are present or represented, or (ii) more than 50% of the outstanding relevant shares of capital stock of the Fund). Except as indicated under 'Investment Restrictions' below, the Fund does not consider its other policies to be fundamental, and such policies may be changed by the Board of Directors without stockholder approval or prior notice to stockholders.

INVESTMENT RESTRICTIONS

     The policies set forth below are fundamental policies of the Fund and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as indicated above under ' -- Changes in Investment Objective and Policies'. The Fund may not:

  1.  Purchase securities on margin or write call options on its portfolio securities.
  2.  Sell securities short.
  3.  Borrow  money or  issue any senior  securities, except  for (i) borrowings  and/or senior securities representing indebtedness having an asset coverage of at least 300% immediately after such borrowing and/or issuance and (ii) preferred stock having an asset coverage of at least 200% immediately after such issuance.
  4.  Underwrite the securities of other issuers.
  5.  Invest in restricted securities unless such securities are redeemable shares issued by money  market funds registered under the 1940 Act.
  6.  Engage  in repurchase agreement  ('repo') transactions, except  for repo transactions  with any bank that is the custodian of the Fund's assets covering U.S. Treasury and agency obligations and  having a term of not more than one week.
  7.  Invest  in  the  securities of  any  one  issuer (other  than  the  United States  or  an  agency or instrumentality of the United States) if, at the  time of acquisition, the Fund would own more  than
      10%  of the voting securities of such issuer or, as  to 75% of the Fund's total assets, more than 5%
      of the Fund's assets would be invested in the securities of such issuer.
  8.  Invest more than 25% of its total assets in any one industry.
  9.  Purchase or sell real  estate or real  estate mortgage loans,  or invest in  the securities of  real estate companies unless such securities are publicly traded.
 10.  Purchase or sell commodities or commodity contracts.
 11.  Make loans, except for purchases of portions of issues of publicly distributed bonds, debentures and other  securities,  whether or  not  such purchases  are  made upon  the  original issuance  of such securities, and except that the Fund may loan up to 25% of its assets to qualified brokers,  dealers or  institutions for their use relating to short sales or other security transactions (provided that such loans are  secured by  collateral equal  at all  times to at  least 100%  of the  value of  the securities loaned).
 12.  Invest in companies for the purpose of exercising control of management.
 13.  Purchase  portfolio  securities  from or  sell  such securities  directly  to any  of  its officers, directors, employees or investment adviser, as principal for their own accounts.
 14.  Invest more than 5% of its total assets in warrants, rights or options.

     If a percentage restriction is met at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of the above restrictions.


     In addition to issuing and selling senior securities as set forth in No. 3 above, the Fund may obtain (i) temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes and (ii) such short-term credits (not in excess of 5% of the value of its total assets) as are necessary for the clearance of securities transactions. Under the 1940 Act and the Articles Supplementary, such temporary bank borrowings would be treated as indebtedness in determining whether or not asset coverage was at least 300% for senior securities of the Fund representing indebtedness.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Royce is a New York corporation organized in February 1967, with offices at 1414 Avenue of the Americas, New York, New York 10019. It became the investment adviser of the Fund in December 1993, when the Fund commenced operations. Royce also serves as investment adviser to other management investment companies, with aggregate net assets of approximately $1.7 billion as of May 31, 1997, and manages other institutional accounts.

     Under the Fund's Articles of Incorporation, as amended, and the Maryland General Corporation Law, the Fund's business and affairs are managed under the direction of its Board of Directors. Investment decisions for the Fund are made by Royce, subject to any direction it may receive from the Fund's Board of Directors, which periodically reviews the Fund's investment performance.

PORTFOLIO MANAGEMENT

     Charles M. Royce, Royce's President, Chief Investment Officer and sole voting shareholder since 1972, is primarily responsible for managing the Fund's portfolio. He is assisted by Royce's investment staff, including W. Whitney George, Portfolio Manager and Managing Director, and by Jack E. Fockler, Jr., Managing Director. See 'Directors and Officers' in the Statement of Additional Information.

INVESTMENT ADVISORY AGREEMENT

     Under the Investment Advisory Agreement between the Fund and Royce, Royce determines the composition of the Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes; provides the Fund with investment advisory, research and related services for the investment of its assets; furnishes, without expense to the Fund, the services of those of its executive officers and full-time employees who may be duly elected directors or executive officers of the Fund and pays their compensation and expenses; and pays all expenses incurred in performing its investment advisory duties under the Agreement.


     The Fund pays all of its own expenses (except those set forth above), including, without limitation, registrar, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its proxy statements, stockholder reports and notices; Federal and state registration fees; Nasdaq listing fees and expenses; Federal, state and local taxes; non-affiliated directors fees; interest on its borrowings; brokerage commissions; and the cost of issue, sale and repurchase of its shares. Thus, like most other investment companies, the Fund is required to pay substantially all of its expenses, and Royce does not incur substantial fixed expenses.


ADVISORY FEE

     As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a basic fee (the 'Basic Fee') and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000 Index (the 'Russell 2000') for certain prescribed performance periods, as described below.

     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the net assets of the Fund at the end of each month included in a period consisting of the rolling 36 months ending with such month. The performance period for each such month is from January 1, 1997 to the most recent month-end, until the Investment Advisory Agreement has been in effect for 36 full calendar months, when the performance period will become a rolling 36 month period ending with such month.

     The Basic Fee for each such month may be increased or decreased at the rate of 1/12 of .5% per percentage point, depending on the extent, if any, by which the investment performance of the Fund exceeds by more than two percentage points, or is exceeded by more than two percentage points by, the percentage change in the investment record of the Russell 2000 for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and would be payable if the investment performance of the Fund exceeded the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and would be payable if the percentage change in the investment record of the Russell 2000 exceeded the investment performance of the Fund by 12 or more percentage points for the performance period.

     In order to avoid the impact of short-term differences between the investment performance of the Fund and the record of the Russell 2000, Royce will not collect any accrued portion of the Basic Fee, as adjusted for performance, in excess of .5% until January 1998.

     The present Investment Advisory Agreement replaced a similar investment advisory agreement between the Fund and Royce, under which the Fund's investment performance was measured against the record of the Nasdaq Composite over a rolling period of up to 36 months. The present Investment Advisory Agreement provides that, for the 18 month period from January 1, 1997 to June 30, 1998, the monthly fee payable to Royce will be the lower of the fee calculated under such Agreement or the fee that would have been payable to Royce for the month involved under the prior agreement.

     Because the Basic Fee is computed based on the Fund's net assets and not of its total assets, Royce will not receive any fee in respect of those assets of the Fund equal to the aggregate unpaid principal amount of any indebtedness of the Fund. However, because preferred stock is a form of equity, Royce will receive a fee in respect of any assets of the Fund equal to the liquidation preference of and any potential redemption premium for any Preferred Stock that may be issued and sold by the Fund, including the Cumulative Preferred Stock. See 'Investment Advisory and Other Services' in the Statement of Additional Information.

ADMINISTRATION AGREEMENT

     Mitchell  Hutchins  Asset  Management  Inc.  ('Mitchell  Hutchins'  or  the
'Administrator'),   an  affiliate  of  PaineWebber   Incorporated,  one  of  the
Representatives of the Underwriters, with offices at 1285 Avenue of the Americas, New York, New York 10019, has acted as Administrator for the Fund and has performed certain administrative services for it since December 1993. As compensation for its services under the Administration Agreement, the Administrator receives a monthly fee at the annual rate of $50,000 plus 0.05% of the Fund's average daily net assets up to $125 million and 0.03% of the Fund's average daily net assets in excess of $125 million.

                   DESCRIPTION OF CUMULATIVE PREFERRED STOCK

     The following is a brief description of the terms of the Cumulative Preferred Stock. This description does not purport to be complete and is qualified by reference to the Articles Supplementary, the form of which is filed as an exhibit to the Fund's Registration Statement. Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

GENERAL


     Under the Articles Supplementary, the Fund will be authorized to issue up to 5,000,000 shares of Cumulative Preferred Stock, 1,600,000 of which are being offered hereby. No fractional shares of Cumulative Preferred Stock will be issued. As of the date of this Prospectus, there were no shares of Cumulative Preferred Stock or any other Preferred Stock of the Fund issued or outstanding. The Board of Directors reserves the right to issue additional shares of Cumulative Preferred Stock or other Preferred Stock from time to time, subject to the restrictions in the Articles Supplementary and the 1940 Act. The shares of Cumulative Preferred Stock will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any shares of Cumulative Preferred Stock repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Stock. The Board of Directors may by resolution classify or reclassify any authorized but unissued Preferred Stock from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations or terms of redemption. The Fund will not issue any class of stock senior to the shares of Cumulative Preferred Stock.

DIVIDENDS

     Holders of shares of Cumulative Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors of the Fund out of funds legally available therefor, cumulative cash dividends, at the annual rate of % of the liquidation preference of $25 per share, payable quarterly on March 23, June 23, September 23 and December 23 (each, a 'Dividend Payment Date'), commencing on September 23, 1997, to the persons in whose names the shares of Cumulative Preferred Stock are registered at the close of business on the preceding March 6, June 6, September 6 and December 6, respectively.

     Dividends on the shares of Cumulative Preferred Stock will accumulate from the date on which such shares are originally issued (the 'Date of Original Issue').

     No dividends will be declared or paid or set apart for payment on shares of Cumulative Preferred Stock for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Cumulative Preferred Stock through the most recent Dividend Payment Date thereof. If full cumulative dividends are not paid on the Cumulative Preferred Stock, all dividends on the shares of Cumulative Preferred Stock will be paid pro rata to the holders of the shares of Cumulative Preferred Stock. Holders of Cumulative Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment that may be in arrears.


     For so long as any shares of Cumulative Preferred Stock are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock or other stock, if any, ranking junior to the Cumulative Preferred Stock as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of its Common Stock or any other junior stock (except by conversion into or exchange for stock of the Fund ranking junior to the Cumulative Preferred Stock as to dividends and upon liquidation), unless, in each case, (i) immediately after such transaction, the Fund will have a Portfolio Calculation for Moody's at least equal to the Basic Maintenance Amount and the Fund will maintain the Asset Coverage (see ' -- Asset Maintenance' and ' -- Redemption' below), (ii) full cumulative dividends on shares of Cumulative Preferred Stock due on or prior to the date of the transaction have been declared and paid (or sufficient Deposit Securities to cover such payment have been deposited with the Paying Agent) and (iii) the Fund has redeemed the full number of shares of Cumulative Preferred Stock required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.


ASSET MAINTENANCE

     The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Articles Supplementary. These requirements are summarized below.

     Asset Coverage. The Fund will be required under the Articles Supplementary to maintain as of the last Business Day of each March, June, September and December of each year, an 'asset coverage' (as defined by the 1940 Act) of at least 225% (or such higher percentage as may be required under the 1940 Act) with respect to all outstanding senior securities of the Fund which are stock, including the Cumulative Preferred Stock (the 'Asset Coverage'). This required Asset Coverage is higher than the 200% asset coverage required by the 1940 Act. If the Fund fails to maintain the Asset Coverage on such dates and such failure is not cured in 60 days, the Fund will be required under certain circumstances to redeem certain of the shares of Cumulative Preferred Stock. See ' -- Redemption' below.

     If the shares of Cumulative Preferred Stock offered hereby had been issued and sold on December 31, 1996, the Asset Coverage immediately following such issuance and sale (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $1,500,000), would have been computed as follows:


                   Value of Fund assets less liabilities not
                         constituting senior securities                         $152,453,022
         ------------------------------------------------------------      =    ------------    =    381%
         Senior securities representing indebtedness plus liquidation           $40,000,000
                 preference of the Cumulative Preferred Stock


     If the shares of Cumulative Preferred Stock offered hereby had been issued and sold on May 31, 1997 (after giving effect to the deduction of underwriting discounts and estimated offering expenses), the Asset Coverage would have been approximately 399%.

     Basic Maintenance Amount. The Fund will be required under the Articles Supplementary to maintain, as of each Valuation Date, portfolio holdings meeting specified guidelines of Moody's, as described under 'Investment Objective and Policies -- Rating Agency Guidelines', having an aggregate discounted value (a 'Portfolio Calculation') at least equal to the Basic Maintenance Amount, which is in general the sum of the aggregate liquidation preference of the Cumulative Preferred Stock, any indebtedness for borrowed money and current liabilities and dividends. If the Fund fails to meet such requirement as to any Valuation Date and such failure is not cured within 14 days after such Valuation Date, the Fund will be required to redeem certain of the shares of Cumulative Preferred Stock. See ' -- Redemption' below.

     Any security not in compliance with the Rating Agency Guidelines will be excluded from the Portfolio Calculation.

     The Moody's Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with the rating of the Cumulative Preferred Stock. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a corporate debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. The Moody's Discount Factor relating to any asset of the Fund and the Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the discounted value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Board of Directors, provided that, among other things, such changes will not impair the rating then assigned to the Cumulative Preferred Stock by Moody's.


     On or before the third Business Day after each Quarterly Valuation Date, the Fund is required to deliver to Moody's a Basic Maintenance Report. Within ten Business Days after delivery of such report relating to the Quarterly Valuation Date, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent Basic Maintenance Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.


REDEMPTION

     Mandatory Redemption. The Fund will be required to redeem, at a redemption price equal to $25 per share plus accumulated and unpaid dividends through the date of redemption (whether or not earned or declared) (the 'Redemption Price'), certain of the shares of Cumulative Preferred Stock (to the extent permitted under the 1940 Act and Maryland law) in the event that:


          (i) the Fund fails to maintain the quarterly Asset Coverage, and such failure is not cured on or before 60 days following such failure (a 'Cure Date'); or

          (ii) for so long as the Fund is complying with the Rating Agency Guidelines, the Fund fails to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount as of any Valuation Date, and such failure is not cured on or before the 14th day after such Valuation Date (also, a 'Cure Date').

     The amount of such mandatory redemption will equal the minimum number of outstanding shares of Cumulative Preferred Stock the redemption of which, if such redemption had occurred immediately prior to the opening of business on a Cure Date, would have resulted in the Asset Coverage having been satisfied or the Fund having a Portfolio Calculation for Moody's equal to or greater than the Basic Maintenance Amount on such Cure Date or, if the Asset Coverage or a Portfolio Calculation for Moody's equal to or greater than the Basic Maintenance Amount, as the case may be, cannot be so restored, all of the shares of Cumulative Preferred Stock, at the Redemption Price. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of (i) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock in order to increase the 'asset coverage', as defined in the 1940 Act, of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock after redemption up to 250%. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of
(ii) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock so that the Portfolio Calculation exceeds the Basic Maintenance Amount of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock remaining after redemptions by up to 10%.


     If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of Cumulative Preferred Stock to be redeemed on any redemption date, the Fund is required to redeem on such redemption date that number of shares for which it has legally available funds and is otherwise able to redeem, ratably from each holder whose shares are to be redeemed, and the remainder of the shares required to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption ('Notice of Redemption').


     If fewer than all shares of Cumulative Preferred Stock are to be redeemed, such redemption will be made pro rata from each holder of shares in accordance with the respective number of shares held by each such holder on the record date for such redemption. If fewer than all shares of Cumulative Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder will specify the number of shares to be redeemed from such holder. Unless all accumulated and unpaid dividends for all past dividend periods will have been or are contemporaneously paid or declared and Deposit Securities for the payment thereof deposited with the Paying Agent, no redemptions of Cumulative Preferred Stock may be made.

     Optional Redemption. Prior to July 1, 2002, the shares of Cumulative Preferred Stock are not subject to any optional redemption by the Fund unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the 'Code'). Commencing July 1, 2002 and thereafter, the Fund may at any time redeem shares of Cumulative Preferred Stock in whole or in part at the Redemption Price. Such redemptions are subject to the limitations of the 1940 Act and Maryland law.


     Redemption Procedures. A Notice of Redemption will be given to the holders of record of Cumulative Preferred Stock selected for redemption not less than 30 or more than 45 days prior to the date fixed for the redemption. Each Notice of Redemption will state (i) the redemption date, (ii) the number of shares of Cumulative Preferred Stock to be redeemed, (iii) the CUSIP number(s) of such shares, (iv) the Redemption Price, (v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date and (vii) the provision of the Articles Supplementary under which the redemption is being made. No defect in the Notice of Redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.


LIQUIDATION RIGHTS

     Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of shares of Cumulative Preferred Stock then outstanding will be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the Common Stock or any other class of stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation payments, a liquidation distribution in the amount of $25 per share plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon) (the 'Liquidation Preference'), and such holders will be entitled to no further participation in any distribution payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of Cumulative Preferred Stock and any other outstanding class or series of Preferred Stock of the Fund ranking on a parity with the Cumulative Preferred Stock as to payment upon liquidation, will be insufficient to permit the payment in full to such holders of Cumulative Preferred Stock of the Liquidation Preference and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets will be distributed among the holders of Cumulative Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the Liquidation Preference has been paid in full to the holders of Cumulative Preferred Stock, no dividends or distributions will be made to holders of the Common Stock or any other stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation.


     Upon any liquidation, the holders of the Common Stock, after required payments to the holders of Preferred Stock, will be entitled to participate equally and ratably in the remaining assets of the Fund.

VOTING RIGHTS

     Except as otherwise stated in this Prospectus and as otherwise required by applicable law, holders of shares of Cumulative Preferred Stock and any other Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock as a single class. Also, except as otherwise required by the 1940 Act, (i) holders of outstanding shares of the Cumulative Preferred Stock will be entitled as a series, to the exclusion of holders of shares of the Common Stock and of any other series of the Preferred Stock of the Fund, to vote on matters affecting the Cumulative Preferred Stock that do not adversely affect such other class or series, and (ii) holders of shares of any other outstanding series of Preferred Stock will be entitled, as a series, to the exclusion of holders of shares of the Cumulative Preferred Stock, to vote on matters affecting such other series of the Preferred Stock that do not adversely affect the Cumulative Preferred Stock.


     In connection with the election of the Fund's directors, holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of Common Stock and holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of Cumulative Preferred Stock and/or any other Preferred Stock are unpaid in an amount equal to at least two full years' dividends thereon and sufficient Deposit Securities shall not have been deposited with the Paying Agent for the payment of such accumulated dividends; or if at any time holders of any shares of Preferred Stock are entitled, together with the holders of shares of Cumulative Preferred Stock, to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Cumulative Preferred Stock and any other Preferred Stock for all past dividend periods, the additional voting rights of the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above will cease, and the terms of office of all of the additional directors elected by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock (but not of the directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two directors the holders of shares of Cumulative Preferred Stock and any other Preferred Stock have the right to elect in any event) will terminate automatically.


     So long as shares of the Cumulative Preferred Stock are outstanding, the Fund will not, without the affirmative vote of the holders of two-thirds of the shares of Cumulative Preferred Stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of the Cumulative Preferred Stock. The Board of Directors, however, without stockholder approval, may amend, alter or repeal the Rating Agency Guidelines in the event the Fund receives confirmation from Moody's that any such amendment, alteration or repeal would not impair the rating then assigned to the Cumulative Preferred Stock. Furthermore, under certain circumstances, without the vote of stockholders, the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines. See ' -- Termination of Rating Agency Guidelines' below. The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under 'Investment Objective and Policies'. The class vote of holders of shares of the Cumulative Preferred Stock and any other Preferred Stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of Common Stock and Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question. See 'Description of Capital Stock -- Certain Voting Requirements'.


     The foregoing voting provisions will not apply to any shares of Cumulative Preferred Stock if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been (i) redeemed or (ii) called for redemption and sufficient Deposit Securities provided to the Paying Agent to effect such redemption.

TERMINATION OF RATING AGENCY GUIDELINES


     The Articles Supplementary provide that the Board of Directors may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines, in which case the Fund will no longer be required to comply with such guidelines, provided that (i) the Fund has given the Paying Agent, Moody's and holders of the Cumulative Preferred Stock at least 20 calendar days written notice of such termination of compliance, (ii) the Fund is in compliance with the Rating Agency Guidelines at the time the notice required in clause (i) above is given and at the time of termination of compliance with the Rating Agency Guidelines, (iii) at the time the notice required in clause (i) above is given and at the time of termination of compliance with the Rating Agency Guidelines, the Cumulative Preferred Stock is listed on the American Stock Exchange or on another exchange registered with the Commission as a national securities exchange and (iv) at the time of termination of compliance with the Rating Agency Guidelines, the cumulative cash dividend rate payable on the Cumulative Preferred Stock is increased by .375% per annum.


     If the Fund terminates compliance with the Rating Agency Guidelines, Moody's may change its rating on the Cumulative Preferred Stock or withdraw its rating altogether, which may have an adverse effect on the market value of the Cumulative Preferred Stock. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.

LIMITATION ON ISSUANCE OF ADDITIONAL PREFERRED STOCK

     So long as any shares of Cumulative Preferred Stock are outstanding, the Articles Supplementary provide that the Fund may issue and sell up to 3,400,000 additional shares of the Cumulative Preferred Stock and/or shares of one of more other series of the Preferred Stock, provided that (i) immediately after giving effect to the issuance and sale of such additional Preferred Stock and to the Fund's receipt and application of the proceeds thereof, the Fund will maintain the Asset Coverage of the shares of Cumulative Preferred Stock and all other Preferred Stock of the Fund then outstanding, and (ii) no such additional Preferred Stock will have any preference or priority over any other Preferred Stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends.


ABILITY TO MODIFY ARTICLES SUPPLEMENTARY

     The Articles Supplementary provide that, to the extent permitted by law, the Board of Directors may, without the vote of the holders of the Cumulative Preferred Stock or any other capital stock of the Fund, amend the provisions of the Articles Supplementary to resolve any inconsistency or ambiguity or remedy any formal defect so long as the amendment does not materially adversely affect any of the contract rights set forth in the Charter of holders of shares of the Cumulative Preferred Stock or any other capital stock of the Fund.


REPURCHASE OF CUMULATIVE PREFERRED STOCK


     The Fund is a closed-end investment company and, as such, holders of Cumulative Preferred Stock do not, and will not, have the right to redeem their shares of the Fund. The Fund may, however, repurchase shares of the Cumulative Preferred Stock when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and the rules and regulations thereunder.


BOOK-ENTRY


     Shares of Cumulative Preferred Stock will initially be held in the name of Cede & Co. ('Cede'), as nominee for The Depositary Trust Company ('DTC'). The Fund will treat Cede as the holder of record of the Cumulative Preferred Stock for all purposes. In accordance with the procedures of DTC, however, purchasers of Cumulative Preferred Stock will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Cumulative Preferred Stock may obtain registered certificates by contacting State Street.


                          DESCRIPTION OF CAPITAL STOCK

CAPITAL STOCK

     Common Stock. The Fund is authorized to issue 150,000,000 shares of capital stock, par value $.001 per share, all of which shares were initially classified as Common Stock. Each share of Common Stock has equal voting, dividend, distribution and liquidation rights. The shares of Common Stock outstanding are fully paid and non-assessable. The shares of Common Stock are not redeemable and have no preemptive, exchange, conversion or cumulative voting rights. As a Nasdaq National Market System-listed company, the Fund is required to hold annual meetings of its stockholders.

     Preferred Stock. The Board of Directors is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. In this regard, the Board of Directors has reclassified 5,000,000 shares of unissued Common Stock as Cumulative Preferred Stock, of which 1,600,000 are offered hereby. The terms of the Cumulative Preferred Stock materially limit and/or qualify the rights of the holders of the Fund's Common Stock. See 'Description of Cumulative Preferred Stock'.

     The following table shows the number of shares of (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of the date of this Prospectus.

                                                                                           AMOUNT
                                                                                         OUTSTANDING
                                                                                         (EXCLUSIVE
                                                                         AMOUNT HELD      OF AMOUNT
                                                                           BY FUND         HELD BY
                                                            AMOUNT       FOR ITS OWN    FUND FOR ITS
                    TITLE OF CLASS                        AUTHORIZED       ACCOUNT      OWN ACCOUNT)
-------------------------------------------------------   -----------    -----------   ---------------
Common Stock...........................................   145,000,000        -0-            12,153,511
Cumulative Preferred Stock.............................     5,000,000        -0-                   -0-


CERTAIN VOTING REQUIREMENTS



     Under the Fund's Charter, (i) any merger of the Fund into or with another entity, any consolidation of the Fund with another entity, any share exchange to which the Fund is a party or any sale, transfer or other disposition not in the ordinary course of its business of all or substantially all of the Fund's assets, (ii) any dissolution or other liquidation of the Fund, (iii) any conversion of the Fund from a closed-end fund to another type of investment company and (iv) any change in the nature of the Fund's business that would cause it to cease to be an investment company will have to be recommended by the Board, including a majority of the non-interested directors, and approved by the holders of at least 66 2/3% of the outstanding shares of the Fund's Common Stock and Preferred Stock, voting together as a single class. Such 66 2/3% vote, which will also be required to alter, amend or repeal the provision of the Fund's Charter containing these voting requirements, is the vote provided for certain of these matters by the Maryland General Corporation Law in the absence of the Charter providing for a greater or lesser percentage. Other of these matters would not require a vote under such law in the absence of such provisions in the Articles of Incorporation.


     The foregoing voting requirements could have the effect of limiting the ability of third parties to acquire control of the Fund. This could in turn have the effect of depriving stockholders of potential opportunities to sell their shares at above market prices.

                                    TAXATION


     The following Federal income tax discussion is based on the advice of Brown & Wood LLP, special counsel to the Fund. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws are subject to being changed retroactively or prospectively.



     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ('RICs') under Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). If it so qualifies, the Fund (but not its stockholders) will not be subject to Federal income tax on the part of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gains (i.e., the excess of the Fund's net realized long-term capital gains over its net realized short-term capital losses), if any, that it distributes to its stockholders in each taxable year, provided that it distributes at least 90% of its net investment income for such taxable year to them. The Fund intends to distribute substantially all of such income.


TAXATION OF STOCKHOLDERS


     Dividends paid by the Fund from its net investment income (such dividends referred to hereafter as 'ordinary income dividends') are taxable to stockholders as ordinary income. Distributions made from net capital gains (including gains or losses from certain transactions in warrants, rights and options) and properly designated by the Fund ('capital gain dividends') are taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the stockholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


     Capital gain dividends may be taxed at a lower rate than ordinary income dividends for certain non-corporate taxpayers. As of the date of this Prospectus, legislation has been proposed that would provide for a reduction in the Federal long-term capital gain tax rate for individuals and corporations. No assurance can be given, however, that such legislation will be enacted.


     Stockholders may be entitled to offset their capital gain dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains, and limiting the use of losses from certain investments and activities. Accordingly, stockholders with capital losses are urged to consult their tax advisers.


     The Code provides that capital gain recognized on the termination of a position held as part of a 'conversion transaction' will be treated as ordinary income, to the extent it does not exceed the interest that would have accrued on the net investment in the conversion transaction at an interest rate prescribed by the Code. A 'conversion transaction,' for these purposes, is a transaction substantially all of the return from which is attributable to the time value of the net investment in the transaction, and which is marketed as producing capital gains, but having the characteristics of a loan. Although there are no regulations construing this provision, the conversion transaction rules would not apply to an investment in the Cumulative Preferred Stock because dividends paid with respect to the Cumulative Preferred Stock will not constitute gain which is recognized on the disposition or other termination of any position which was held as part of a conversion transaction.


     Not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.


     Ordinary income dividends (but not capital gain dividends) paid to stockholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.


     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


     Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ('backup withholding'). A stockholder, however, may generally avoid becoming subject to this requirement by filing an appropriate form with the payor (i.e., the financial institution or brokerage firm where the stockholder maintains his or her account), certifying under penalties of perjury that such stockholder's taxpayer identification number is correct and that such stockholder (i) has never been notified by the IRS that he or she is subject to backup withholding, (ii) has been notified by the IRS that he or she is no longer subject to backup withholding, or (iii) is exempt from backup withholding. Corporate stockholders and certain other stockholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be credited against such stockholder's Federal income tax liability.



     At the time of a stockholder's purchase, the market price of the Fund's Common Stock or Cumulative Preferred Stock may reflect undistributed net investment income or net capital gains. A subsequent distribution of these amounts by the Fund will be taxable to the stockholder even though the distribution economically is a return of part of the stockholder's investment. Investors should carefully consider the tax implications of acquiring shares just prior to a distribution, as they will receive a distribution that would nevertheless be taxable to them.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares of the same class are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     Designation of Capital Gain Dividends to Cumulative Preferred Stock. The IRS has taken the position in Revenue Ruling 89-81 that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, the Fund will designate distributions made to the Common Stock and Cumulative Preferred Stock and any other Preferred Stock as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gains to holders of Common Stock and holders of Cumulative Preferred Stock. The amount of net capital gains and other types of income allocable among the Cumulative Preferred Stock and the Common Stock will depend upon the amount of such net capital gains and other income realized by the Fund and the total dividends paid by the Fund on shares of Common Stock and Cumulative Preferred Stock during a taxable year.



     In the opinion of Brown & Wood LLP, under current law, the manner in which the Fund intends to allocate net capital gains and other taxable income between shares of Common Stock and Cumulative Preferred Stock will be respected for Federal income tax purposes. However, there is currently no direct guidance from the IRS or other sources specifically addressing whether the Fund's method of allocation will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gains or other taxable income. Brown & Wood LLP has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocation of income and gain, the IRS would be unlikely to prevail. The opinion of Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.


TAXATION OF THE FUND


     Qualification as a RIC requires, among other things, that at least 90% of the Fund's gross income in each taxable year consist of certain types of income, including dividends, interest, gains from the disposition of stocks and securities, and other investment-type income, and that less than 30% of its gross income be derived from the sale of certain types of securities held for less than three months. In addition, the Fund's investments must meet certain diversification standards.



     The Code requires a RIC to pay a non-deductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its ordinary income and capital gains in a manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.



     If the Fund does not meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the Common Stock until the asset coverage is restored. See 'Description of Cumulative Preferred Stock -- Dividends'. Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to avoid Fund-level taxation of such income, or might prevent it from distributing enough ordinary income and capital gains to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will be required to, partially redeem the shares of Cumulative Preferred Stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level taxation of its income.



     If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify to be taxed as a RIC in any year, it would be subject to tax in such year on all of its taxable income, whether or not the Fund made any distributions. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Cumulative Preferred Stockholders and Common Stockholders as an ordinary income dividend, its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then, except as provided in regulations to be promulgated, the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.



     The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ('high yield securities'). Some of these high yield securities may be purchased at a discount and may therefore cause the Fund to accrue income (and to be required to distribute such income) before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes.



     If the Fund invests in stock of a so-called passive foreign investment company ('PFIC'), it may be subject to Federal income tax at ordinary rates and an additional charge in the nature of interest, on a portion of its distributions from the PFIC and on gain from the disposition of the shares of the PFIC, even if such distributions and gain are paid by the Fund as a dividend to its stockholders. In some cases, the Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and capital gains (whether or not distributed) of the PFIC. Alternatively, proposed legislation and regulations may permit the Fund to mark to market at the end of each taxable year its shares in PFICs; in this case, the Fund would recognize as ordinary income any increase in the value of such shares. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

OTHER TAXATION

     Distributions may also be subject to additional state, local and foreign taxes, depending on each stockholder's particular situation. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Cumulative Preferred Stock.

              CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     State Street, which is located at 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the securities, cash and other assets of the Fund, as dividend-paying agent and as transfer agent and registrar for the Fund's Cumulative Preferred Stock. Stockholder inquiries should be directed to P.O. Box 8100, Boston, Massachusetts 02266-8100 (Tel. No. (800) 426-5523).

                                  UNDERWRITING

     Upon the terms and subject to the conditions contained in an Underwriting Agreement dated the date hereof, each Underwriter named below, for whom Smith Barney Inc. and PaineWebber Incorporated are acting as the Representatives (the 'Representatives'), has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of shares of Cumulative Preferred Stock set forth opposite the name of such Underwriter:


                                                                          NUMBER OF
                                 NAME                                      SHARES
-----------------------------------------------------------------------   ---------
Smith Barney Inc.......................................................
PaineWebber Incorporated...............................................




                                                                          ---------
     Total.............................................................   1,600,000
                                                                          ---------
                                                                          ---------


     The Underwriting Agreement provides that the obligations of the Underwriters to pay for and accept delivery of the shares of Cumulative Preferred Stock offered hereby are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to take and pay for all shares of Cumulative Preferred Stock offered hereby if any are taken.


     The Underwriters propose to offer part of the shares of Cumulative Preferred Stock offered hereby directly to the public at the public offering price set forth on the cover page of this Prospectus and part of the shares to certain dealers at a price which represents a concession not in excess of $ per share under the public offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $ per share to certain other dealers. After the initial offering of the shares of Cumulative Preferred Stock to the public, the public offering price and such concessions may be changed by the Underwriters. The underwriting discount of $ per share is equal to % of the initial offering price. Investors must pay for any shares of Cumulative
Preferred Stock purchased on or before June   , 1997.


     The Fund and Royce have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, syndicate covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Cumulative Preferred Stock at a level above that which might otherwise prevail in the open market. A 'stabilizing bid' is a bid for or the purchase of the Cumulative Preferred Stock on behalf of the Underwriters for the purpose of fixing or maintaining the price of the Cumulative Preferred Stock. A 'syndicate covering transaction' is a bid for or purchase of the Cumulative Preferred Stock on behalf of the Underwriters to reduce a short position incurred by the Underwriters in connection with the offering. A 'penalty bid' is an arrangement permitting the Underwriters to reclaim the selling concession otherwise accruing to an Underwriter or selling group member in connection with the offering if any of the Cumulative Preferred Stock originally sold by such Underwriter or selling group member is purchased in a syndicate covering transaction and has therefore not been effectively placed by such Underwriter or selling group member. The Underwriters have advised the Fund that such transactions may be effected on the AMEX or otherwise and, if commenced, may be discontinued at any time.

     The Underwriters have acted in the past and may continue to act from time to time, during and subsequent to the completion of the offering of Cumulative Preferred Stock hereunder, as a broker or dealer in connection with the execution of portfolio transactions for the Fund. See 'Brokerage Allocation and Other Practices' in the Statement of Additional Information.

     Prior to the offering, there has been no public market for the Cumulative Preferred Stock. Application has been made to list the Cumulative Preferred Stock on the AMEX. However, during an initial period, which is not expected to exceed 30 days from the date of this Prospectus, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period.


     Mitchell Hutchins, an affiliate of PaineWebber Incorporated, is a party to and has an agreement with the Fund to provide various administrative services to the Fund. See 'Investment Advisory and Other Services -- Administration Agreement'.

                                 LEGAL MATTERS


     Certain matters concerning the legality under Maryland law of the Cumulative Preferred Stock will be passed on by Venable, Baetjer and Howard, LLP, Baltimore, Maryland. Certain legal matters will be passed on by Brown & Wood LLP, New York, New York, special counsel to the Fund, and by Simpson Thacher & Bartlett (a partnership which includes professional corporations), New York, New York, counsel to the Underwriters. Brown & Wood LLP and Simpson Thacher & Bartlett will each rely as to matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP.


                                    EXPERTS


     Ernst & Young LLP are the independent auditors of the Fund. The audited financial statements of the Fund and certain of the information appearing under the caption 'Financial Highlights' included in this Prospectus have been audited by Ernst & Young LLP and Coopers & Lybrand L.L.P. for the periods indicated in their reports with respect thereto, and are included in reliance upon such reports and upon the authority of such firms as experts in accounting and auditing. Ernst & Young LLP has an office at 787 Seventh Avenue, New York, New York 10019, and also performs tax and other professional services for the Fund. The address of Coopers & Lybrand L.L.P. is 1 Post Office Square, Boston, Massachusetts 02109.


                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Commission. Reports, proxy statements and other information filed by the Fund with the Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the Commission: Northeast Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648; and Midwest Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and copies of such material can be obtained from the Public Reference Section of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission.

     This Prospectus constitutes part of a Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended, and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Cumulative Preferred Stock offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations.

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION

     A  Statement of Additional Information dated June    , 1997, has been filed
with the Commission and is incorporated by reference in this Prospectus. The Table of Contents of the Statement of Additional Information is as follows:


                                                                                          PAGE
                                                                                          ----
Principal Stockholders.................................................................   B-2
Directors and Officers.................................................................   B-2
Code of Ethics and Related Matters.....................................................   B-4
Investment Advisory and Other Services.................................................   B-5
Brokerage Allocation and Other Practices...............................................   B-6
Net Asset Value........................................................................   B-7
Financial Statements...................................................................   B-8

                                    GLOSSARY

     'Articles Supplementary' means the Fund's Articles Supplementary creating and fixing the rights of the Cumulative Preferred Stock.


     'Asset Coverage' has the meaning set forth on page 19 of this Prospectus.



     'Basic Maintenance Amount' means, as of any Valuation Date, the dollar amount equal to (i) the sum of (A) the product of the number of shares of Cumulative Preferred Stock outstanding on such Valuation Date multiplied by the Liquidation Preference; (B) to the extent not included in (A), the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each outstanding share of Cumulative Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to the Cumulative Preferred Stock, then from the Date of Original Issue) through the Valuation Date plus all dividends to accumulate on the Cumulative Preferred Stock then outstanding during the 70 days following such Valuation Date; (C) the Fund's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Fund by the issuance of Common Stock will not be included as a liability) and such liabilities projected to become due and payable by the Fund during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); (D) any current liabilities of the Fund as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(C) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation
Date) less (ii) (A) the Discounted Value of any of the Fund's assets and/or (B) the face value of any of the Fund's assets if, in the case of both (ii)(A) and
(ii)(B), such assets are either cash or securities which mature prior to or on the date of redemption or repurchase of Cumulative Preferred Stock or payment of another liability and are either U.S. Government Obligations or securities which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1+ or A-1+, in both cases irrevocably held by the Fund's custodian bank in a segregated account or deposited by the Fund with the Paying Agent for the payment of the amounts needed to redeem or repurchase Cumulative Preferred Stock subject to redemption or repurchase or any of (i)(B) through
(i)(D) and provided that in the event the Fund has repurchased Cumulative Preferred Stock at a price of less than the Liquidation Preference thereof and irrevocably segregated or deposited assets as described above with its custodian bank or the Paying Agent for the payment of the repurchase price the Fund may deduct 100% of the Liquidation Preference of such Cumulative Preferred Stock to be repurchased from (i) above.


     'Business Day' means a day on which the New York Stock Exchange is open for trading and that is neither a Saturday, Sunday nor any other day on which banks in the City of New York are authorized by law to close.


     'Charter' means the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary), of the Fund on file in the Maryland State Department of Assessments and Taxation.


     'Common Stock' means the Common Stock, par value $.001 per share, of the Fund.

     'Cumulative Preferred Stock' means the    % Cumulative Preferred Stock, par
value $.001 per share, of the Fund.


     'Date of Original Issue' has the meaning set forth on page 19 of this Prospectus.


     'Deposit Securities' means cash, Short-Term Money Market Instruments and U.S. Government Obligations. Except for determining whether the Fund has a Portfolio Calculation equal to or greater than the Basic Maintenance Amount, each Deposit Security will be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Security but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

     'Discounted Value' means, with respect to a Moody's Eligible Asset, the quotient of (A) in the case of non-convertible fixed income securities, the lower of the principal amount and the market value thereof or (B) in the case of any other Moody's Eligible Assets, the market value thereof, divided by the applicable Moody's Discount Factor.



     'Dividend Payment Date' has the meaning set forth on page 19 of this Prospectus.


     'Fund' means Royce Micro-Cap Trust, Inc., a Maryland corporation.


     'Liquidation Preference' has the meaning set forth on page 22 of this Prospectus.


     'Moody's' means Moody's Investors Service, Inc.

     'Moody's Discount Factor' means, with respect to a Moody's Eligible Asset specified below, the following applicable number:


                                                                                    MOODY'S
TYPE OF MOODY'S ELIGIBLE ASSET                                                  DISCOUNT FACTOR
-----------------------------------------------------------------------   ---------------------------
Moody's Short Term Money Market Instruments (other than U.S. Government
  Obligations set forth below) and other commercial paper:
Demand or time deposits, certificates of deposit and bankers'
  acceptances includible in Moody's Short Term Money Market
  Instruments..........................................................              1.00
Commercial paper rated P-1 by Moody's maturing in 30 days or less......              1.00
Commercial paper rated P-1 by Moody's maturing in more than 30 days but
  in 270 days or less..................................................              1.15
Commercial paper rated A-1+ by S&P maturing in 270 days or less........              1.25
Repurchase obligations includible in Moody's Short Term Money Market
  Instruments if term is less than 30 days and counterparty is rated at
  least A2.............................................................              1.00
Other repurchase obligations...........................................   Discount Factor applicable
                                                                             to underlying assets
Common stocks..........................................................              3.00
Preferred stocks:
     Auction rate preferred stocks.....................................              3.50
     Other preferred stocks issued by issuers in the financial and
       industrial industries...........................................              2.35
     Other preferred stocks issued by issuers in the utilities
       industry........................................................              1.60
U.S. Government Obligations (other than U.S. Treasury Securities Strips set forth below) with remaining terms to maturity of:
     1 year or less....................................................              1.08
     2 years or less...................................................              1.15
     3 years or less...................................................              1.20
     4 years or less...................................................              1.26
     5 years or less...................................................              1.31
     7 years of less...................................................              1.40
     10 years or less..................................................              1.48
     15 years or less..................................................              1.54
     20 years or less..................................................              1.61
     30 years or less..................................................              1.63

                                                                                    MOODY'S
TYPE OF MOODY'S ELIGIBLE ASSET                                                  DISCOUNT FACTOR
-----------------------------------------------------------------------   ---------------------------
U.S. Treasury Securities Strips with remaining terms to maturity of:
     1 year or less....................................................              1.08
     2 years or less...................................................              1.16
     3 years or less...................................................              1.23
     4 years or less...................................................              1.30
     5 years or less...................................................              1.37
     7 years or less...................................................              1.51
     10 years or less..................................................              1.69
     15 years or less..................................................              1.99
     20 years or less..................................................              2.28
     30 years or less..................................................              2.56
Corporate bonds:
     Corporate bonds rated Aaa with remaining terms to maturity of:
          1 year or less...............................................              1.14
          2 years or less..............................................              1.21
          3 years or less..............................................              1.26
          4 years or less..............................................              1.32
          5 years or less..............................................              1.38
          7 years or less..............................................              1.47
          10 years or less.............................................              1.55
          15 years or less.............................................              1.62
          20 years or less.............................................              1.69
          30 years or less.............................................              1.71
     Corporate bonds rated Aa with remaining terms to maturity of:
          1 year or less...............................................              1.19
          2 years of less..............................................              1.26
          3 years or less..............................................              1.32
          4 years or less..............................................              1.38
          5 years or less..............................................              1.44
          7 years or less..............................................              1.54
          10 years or less.............................................              1.63
          15 years or less.............................................              1.69
          20 years or less.............................................              1.77
          30 years or less.............................................              1.79
     Corporate bonds rated A with remaining terms to maturity of:
          1 year or less...............................................              1.24
          2 years or less..............................................              1.32
          3 years or less..............................................              1.38
          4 years or less..............................................              1.45
          5 years or less..............................................              1.51
          7 years or less..............................................              1.61
          10 years or less.............................................              1.70
          15 years or less.............................................              1.77
          20 years or less.............................................              1.85
          30 years or less.............................................              1.87

                                                                                    MOODY'S
TYPE OF MOODY'S ELIGIBLE ASSET                                                  DISCOUNT FACTOR
-----------------------------------------------------------------------   ---------------------------
     Convertible corporate bonds with senior debt securities rated Aa issued by the following type of issuers:
          Utility......................................................              1.80
          Industrial...................................................              2.97
          Financial....................................................              2.92
          Transportation...............................................              4.27
     Convertible corporate bonds with senior debt securities rated A issued by the following type of issuers:
          Utility......................................................              1.85
          Industrial...................................................              3.02
          Financial....................................................              2.97
          Transportation...............................................              4.32
     Convertible corporate bonds with senior debt securities rated Baa issued by the following type of issuers:
          Utility......................................................              2.01
          Industrial...................................................              3.18
          Financial....................................................              3.13
          Transportation...............................................              4.48
     Convertible corporate bonds with senior debt securities rated Ba issued by the following type of issuers:
          Utility......................................................              2.02
          Industrial...................................................              3.19
          Financial....................................................              3.14
          Transportation...............................................              4.49
     Convertible corporate bonds with senior debt securities rated B1 or B2 issued by the following type of issuers:
          Utility......................................................              2.12
          Industrial...................................................              3.29
          Financial....................................................              3.24
          Transportation...............................................              4.59

     'Moody's Eligible Assets' means:

          (i) cash (including, for this purpose, receivables for investments sold to a counterparty whose senior debt securities are rated at least Baa3 by Moody's or a counterparty approved by Moody's and payable within five Business Days following such Valuation Date and dividends and interest receivable within 70 days on investments);

          (ii) Short-Term Money Market Instruments;

          (iii) commercial paper that is not includible as a Short-Term Money Market Instrument having on the Valuation Date a rating from Moody's of at least P-1 and maturing within 270 days;

          (iv) preferred stocks (A) which either (1) are issued by issuers whose senior debt securities are rated at least Baa1 by Moody's or (2) are rated at least 'baa3' by Moody's (or in the event of an issuer's senior debt securities or preferred stock is not rated by Moody's, which either (1) are issued by an issuer whose senior debt securities are rated at least A by S&P or (2) are rated at least A by S&P and for this purpose have been assigned a Moody's equivalent rating of at least 'baa3'), (B) of issuers which have (or, in the case of issuers which are special purpose corporations, whose parent companies have) common stock listed on the New York Stock Exchange or the American Stock Exchange, (C) which have a minimum issue size (when taken together with other of the issuer's issues of similar tenor) of $50,000,000, (D) which have paid cash dividends consistently during the preceding three-year period (or, in the case of new issues without a dividend history, are rated at least 'a1' by Moody's or, if not rated by Moody's, are rated at least AA by S&P), (E) which pay cumulative cash dividends in U.S. dollars, (F) which are not convertible into any other class of stock and do not have warrants attached, (G) which are not issued by issuers in the transportation industry and (H) in the case of auction rate preferred stocks, which are rated at least 'aa' by Moody's, or if not rated by Moody's, AAA by S&P or are otherwise approved in writing by Moody's and have never had a failed auction; provided, however, that for this purpose the aggregate Market Value of the Company's holdings of any issue of preferred stock will not be less than $500,000 nor more than $5,000,000;

          (v) common stocks (A) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (C) which are not privately placed; provided, however, that (1) common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (2) the aggregate Market Value of the Fund's holdings of the common stock of any issuer will not exceed 4% in the case of utility common stock and 6% in the case of non-utility common stock of the number of outstanding shares times the Market Value of such common stock;

          (vi) U.S. Government Obligations;

          (vii) corporate bonds (A) which are not privately placed, rated at least B3 (Caa subordinate) by Moody's (or, in the event the bond is not rated by Moody's, the bond is rated at least BB-by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), with such rating confirmed on each Valuation Date, (B) which have a minimum issue size of at least (x) $100,000,000 if rated at least Baa3 or
     (y) $50,000,000 if rated B or Ba3, (C) which are U.S. dollar denominated and pay interest in cash in U.S. dollars, (D) which are not convertible or exchangeable into equity of the issuing corporation and have a maturity of not more than 30 years, (E) for which, if rated below Baa3, the aggregate Market Value of the Company's holdings do not exceed 10% of the aggregate Market Value of any individual issue of corporate bonds calculated at the time of original issuance, (F) the cash flow from which must be controlled by an Indenture trustee and (G) which are not issued in connection with a reorganization under any bankruptcy law;

          (viii) convertible corporate bonds (A) which are issued by issuers whose senior debt securities are rated at least B2 by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by issuers whose senior debt securities are rated at least BB by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), (B) which are convertible into common stocks which are traded on the New York Stock Exchange or the American Stock Exchange or are quoted on the NASDAQ National Market System and (C) which, if cash dividend paying, pay cash dividends in U.S. dollars; provided, however, that once convertible corporate bonds have been converted into common stock, the common stock issued upon conversion must satisfy the criteria set forth in clause (v) above and other relevant criteria set forth in this definition in order to be a Moody's Eligible Asset;

provided, however, that the Fund's investment in preferred stock, common stock, corporate bonds and convertible corporate bonds described above must be within the following diversification requirements (utilizing Moody's industry and sub-industry categories) in order to be included in Moody's Eligible Assets:

ISSUER:

                                                                        NON-UTILITY         UTILITY
                                                                       MAXIMUM SINGLE    MAXIMUM SINGLE
MOODY'S RATING(1)(2)                                                    ISSUER(3)(4)      ISSUER(3)(4)
--------------------------------------------------------------------   --------------    --------------
'aaa', Aaa..........................................................         100%              100%
'aa', Aa............................................................          20%               20%
'a', A..............................................................          10%               10%
CS/CB, 'Baa', Baa(5)................................................           6%                4%
Ba..................................................................           4%                4%
B1/B2...............................................................           3%                3%
B3 (Caa subordinate)................................................           2%                2%

INDUSTRY AND STATE:

                                                    NON-UTILITY            UTILITY             UTILITY
                                                   MAXIMUM SINGLE      MAXIMUM SINGLE       MAXIMUM SINGLE
MOODY'S RATING(1)                                   INDUSTRY(3)      SUB-INDUSTRY(3)(6)        STATE(3)
------------------------------------------------   --------------    -------------------    --------------
'aaa', Aaa......................................         100%                100%                 100%
'aa', Aa........................................          60%                 60%                  20%
'a', A..........................................          40%                 50%                  10%(7)
CS/CB, 'baa', Baa(5)............................          20%                 50%                   7%(7)
Ba..............................................          12%                 12%                 N/A
B1/B2...........................................           8%                  8%                 N/A
B3 (Caa subordinate)............................           5%                  5%                 N/A

------------

(1) The equivalent Moody's rating must be lowered one full rating category for preferred stocks, corporate bonds and convertible corporate bonds rated by S&P but not by Moody's.

(2) Corporate bonds from issues ranging $50,000,000 to $100,000,000 are limited to 20% of Moody's Eligible Assets.

(3) The referenced percentages represent maximum cumulative totals only for the related Moody's rating category and each lower Moody's rating category.

(4) Issuers subject to common ownership of 25% or more are considered as one name.

(5) CS/CB refers to common stock and convertible corporate bonds, which are diversified independently from the rating level.

(6) In the case of utility common stock, utility preferred stock, utility bonds and utility convertible bonds, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of the Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7) Such percentage will be 15% in the case of utilities regulated by California, New York and Texas.

and provided, further, that the Fund's investments in auction rate preferred stocks described in clause (iv) above will be included in Moody's Eligible Assets only to the extent that the aggregate Market Value of such stocks does not exceed 10% of the aggregate Market Value of all of the Fund's investments meeting the criteria set forth in clauses (i) through (viii) above less the aggregate Market Value of those investments excluded from Moody's Eligible Assets pursuant to the immediately preceding proviso; and

          (ix) no assets which are subject to any lien or irrevocably deposited by the Fund for the payment of amounts needed to meet the obligations described in clauses (i)(A) through (i)(E) of the definition of 'Basic Maintenance Amount' may be includible in Moody's Eligible Assets.

     '1940 Act' means the Investment Company Act of 1940, as amended.


     'Notice of Redemption' has the meaning set forth on page 21 of this Prospectus.

     'Paying Agent' means State Street Bank and Trust Company and its successors or any other paying agent appointed by the Fund.

     'Portfolio Calculation' means the aggregate Discounted Value of all Moody's Eligible Assets.

     'Preferred Stock' means the preferred stock, par value $.001 per share, of the Fund, and includes the Cumulative Preferred Stock.

     'Redemption Price' has the meaning set forth on page 20 of this Prospectus.

     'Short-Term Money Market Instruments' means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund (or, in the case of an instrument specified by clauses (i) and (ii) below, on the Valuation Date), the remaining terms to maturity thereof are not in excess of 90 days:

          (i) U.S. Government Obligations;

          (ii) commercial paper that is rated at the time of purchase or acquisition and the Valuation Date at least P-1 by Moody's and is issued by an issuer (or guaranteed or supported by a person or entity other than the issuer) whose long-term unsecured debt obligations are rated at least Aa by Moody's;

          (iii) demand or time deposits in or certificates of deposit of or banker's acceptances issued by (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) if, in each case, the commercial paper, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company at the time of purchase or acquisition and the Valuation Date, have (1) credit ratings from Moody's of at least P-1 in the case of commercial paper and (2) credit ratings from Moody's of at least Aa in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements will be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's will be at least A2; and provided, further, however, that the foregoing credit rating requirements will be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the commercial paper, if any, of such depository institution or trust company is not rated below P-1 by Moody's and (3) the holding company will meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the
     Fund);

          (iv) repurchase obligations with respect to any U.S. Government Obligation entered into with a depository institution, trust company or securities dealer (acting as principal) which is rated (A) at least Aa3 if the maturity is three months or less, (B) at least A1 if the maturity is two months or less and (C) at least A2 if the maturity is one month or less; and

          (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company meeting the credit rating requirements of commercial paper and long-term unsecured debt obligations specified in clause (iii) above, provided that the interest receivable by the Fund will be payable in U.S. dollars and will not be subject to any withholding or similar taxes.

     'S&P' means Standard & Poor's Ratings Services.

     'U.S. Government Obligations' means direct non-callable obligations of the United States, provided that such direct obligations are entitled to the full faith and credit of the United States and that any such obligations, other than United States Treasury Bills and U.S. Treasury Securities Strips, provide for the periodic payment of interest and the full payment of principal at maturity.

     'Valuation Date' means every Friday or, if such day is not a Business Day, the immediately preceding Business Day.

_____________________________                      _____________________________

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, ITS INVESTMENT ADVISER OR THE UNDERWRITERS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES IN ANY CIRCUMSTANCE IN WHICH SUCH AN OFFER OR SOLICITATION IS UNLAWFUL.

                               ------------------

                               TABLE OF CONTENTS


                                                                                                                              PAGE
                                                                                                                              ----
Prospectus Summary.........................................................................................................      3
Ordinary Income Equivalent Yield Tables....................................................................................      8
Financial Highlights.......................................................................................................     10
The Fund...................................................................................................................     11
Use of Proceeds............................................................................................................     11
Capitalization.............................................................................................................     11
Portfolio Composition......................................................................................................     12
Investment Objective and Policies..........................................................................................     12
Investment Advisory and Other Services.....................................................................................     17
Description of Cumulative Preferred Stock..................................................................................     18
Description of Capital Stock...............................................................................................     24
Taxation...................................................................................................................     25
Custodian, Transfer Agent and Dividend-Paying Agent........................................................................     28
Underwriting...............................................................................................................     29
Legal Matters..............................................................................................................     30
Experts....................................................................................................................     30
Additional Information.....................................................................................................     30
Table of Contents of Statement of Additional Information...................................................................     31
Glossary...................................................................................................................     32


                                1,600,000 SHARES

                                ROYCE MICRO-CAP
                                  TRUST, INC.

                           % CUMULATIVE PREFERRED STOCK

                                  ------------
                                   PROSPECTUS
                                 JUNE   , 1997
                                  ------------

                               SMITH BARNEY INC.
                            PAINEWEBBER INCORPORATED

_____________________________                      _____________________________

                   SUBJECT TO COMPLETION, DATED JUNE 20, 1997


STATEMENT OF ADDITIONAL INFORMATION

                                1,600,000 SHARES

                          ROYCE MICRO-CAP TRUST, INC.

                             % CUMULATIVE PREFERRED STOCK
                   (LIQUIDATION PREFERENCE $25.00 PER SHARE)

     The % Cumulative Preferred Stock, liquidation preference $25.00 per share (the 'Cumulative Preferred Stock'), to be issued by Royce Micro-Cap Trust, Inc. (the 'Fund') will be senior securities of the Fund. The Fund will use the net proceeds of the offering to purchase additional portfolio securities in accordance with its investment objective and policies.

     The Fund is a closed-end diversified management investment company. The Fund's investment objective is long-term capital appreciation, which it seeks by investing at least 65% of its assets in common stocks, convertible securities and warrants of companies that, at the time of investment, have market capitalizations of $300 million or less. The Fund's address is 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 355-7311. Royce & Associates, Inc. is its investment adviser.

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's Prospectus (dated June , 1997). Please retain this document for future reference. To obtain an additional copy of the Prospectus or the Fund's Annual Report to Stockholders for the year ended December 31, 1996, please call Investor Information at 1-800-221-4268. Defined terms used herein have the meanings assigned to them in the Prospectus.

                            ------------------------

                               TABLE OF CONTENTS


                                                                                                             PAGE
                                                                                                             ----

Principal Stockholders....................................................................................    B-2
Directors and Officers....................................................................................    B-2
Code of Ethics and Related Matters........................................................................    B-4
Investment Advisory and Other Services....................................................................    B-5
Brokerage Allocation and Other Practices..................................................................    B-6
Net Asset Value...........................................................................................    B-7
Financial Statements......................................................................................    B-8


Dated June   , 1997


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                             PRINCIPAL STOCKHOLDERS

     As of May 31, 1997, the following persons owned of record or were known by the Fund to have owned beneficially 5% or more of the 12,153,511 shares of its Common Stock then outstanding:


                                                                     TYPE AND PERCENTAGE OF
                        NAME AND ADDRESS                                    OWNERSHIP
-----------------------------------------------------------------   -------------------------
Charles M. Royce ................................................   776,626 shares        6.6%
  1414 Avenue of the Americas                                       (Beneficial)
  New York, New York 10019
Depository Trust Company ........................................   11,575,205           95.2%
  Cede & Co.                                                        (Record only)
  P.O. Box 20, Bowling Green Station
  New York, New York 10274


     All directors and officers of the Fund as a group owned approximately 6.6% of the Fund's outstanding shares of Common Stock as of such date.

                             DIRECTORS AND OFFICERS


     The following table sets forth certain information as to each director and officer of the Fund.



                                            POSITION WITH       PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS
           NAME AND ADDRESS                   THE FUND                   DURING THE LAST FIVE YEARS
---------------------------------------   -----------------  ---------------------------------------------------
Charles M. Royce* (57) ................   Director,          President,  Managing  Director (since  April 1997),
  1414 Avenue of the Americas             President and        Secretary,  Treasurer,  sole  director  and  sole
  New York, NY 10019                      Treasurer            voting  shareholder of  Royce &  Associates, Inc.
                                                               ('Royce'), formerly named  Quest Advisory  Corp.,
                                                               the Fund's investment adviser; Trustee, President
                                                               and  Treasurer of The Royce  Fund ('TRF') and its
                                                               predecessors; Director,  President and  Treasurer
                                                               of  the Fund (since  September 1993), Royce Value
                                                               Trust, Inc. ('RVT') and Royce Global Trust,  Inc.
                                                               ('RGT')    (since   October   1996),   closed-end
                                                               diversified management  investment  companies  of
                                                               which  Royce is the investment adviser (the Fund,
                                                               TRF,  RVT  and   RGT  collectively,  'The   Royce
                                                               Funds');   Secretary   and   sole   director  and
                                                               shareholder of Royce Fund Services, Inc. ('RFS'),
                                                               formerly  named  Quest  Distributors,  Inc.,  the
                                                               distributor of TRF's shares; and managing general
                                                               partner  of  Royce  Management  Company  ('RMC'),
                                                               formerly  named  Quest   Management  Company,   a
                                                               registered    investment    adviser,    and   its
                                                               predecessor.
John D. Diederich* (45) ...............   Director and       Director of Operations of TRF and RVT (since  April
  1414 Avenue of the Americas              Vice President      1993)  and  of the  Fund (since  September 1993);
  New York, NY 10019                                           Vice President of RGT (since October 1996) and of
                                                               the Fund and RVT (since April 1997); President of
                                                               RFS  since  November   1995;  and  President   of
                                                               Fund/Plan  Services,  Inc. from  January  1988 to
                                                               December 1992.

                                            POSITION WITH       PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS
           NAME AND ADDRESS                   THE FUND                   DURING THE LAST FIVE YEARS
---------------------------------------   -----------------  ---------------------------------------------------
Richard M. Galkin (59) ................   Director           Private investor and President of Richard M. Galkin
  5284 Boca Marina                                             Associates, Inc., telecommunications consultants.
  Boca Raton, FL 33487
Stephen L. Isaacs (57) ................   Director           President of  The  Center  for  Health  and  Social
  65 Harmon Avenue                                             Policy since September 1996; President of Stephen
  Pelham, NY 10803                                             L.  Isaacs Associates,  Consultants; and Director
                                                               of Columbia University Development Law and Policy
                                                               Program; Professor at  Columbia University  until
                                                               August 1996.
David L. Meister (56) .................   Director           Consultant  to  the  communications  industry since
  111 Marquez Place                                            January 1993;  and Executive  Officer of  Digital
  Pacific Palisades, CA 90272                                  Planet Inc. from April 1991 to December 1992.
Jack E. Fockler, Jr.* (38) ............   Vice President     Managing  Director  (since  April  1997)  and  Vice
  1414 Avenue of the Americas                                  President (since  August 1993)  of Royce,  having
  New York, NY 10019                                           been  employed by Royce  since October 1989; Vice
                                                               President of  RGT (since  October 1996)  and  the
                                                               other Royce Funds (since April 1995); and General
                                                               Partner  of RMC and its predecessor since January
                                                               1992.
W. Whitney George* (39) ...............   Vice President     Managing  Director  (since  April  1997)  and  Vice
  1414 Avenue of the Americas                                  President  (since August  1993) of  Royce, having
  New York, NY 10019                                           been employed by Royce  since October 1991;  Vice
                                                               President  of RGT (since October 1996) and of the
                                                               other Royce Funds (since April 1995); and General
                                                               Partner of RMC and its predecessor since  January
                                                               1992.
Daniel A. O'Byrne* (35) ...............   Vice President     Vice  President of  Royce (since  May 1994), having
  1414 Avenue of the Americas             and Assistant        been employed by  Royce since  October 1986;  and
  New York, NY 10019                      Secretary            Vice President of RGT (since October 1996) and of
                                                               the other Royce Funds (since July 1994).
John E. Denneen* (30) .................   Secretary          Associate  General  Counsel  and  Chief  Compliance
  1414 Avenue of the Americas                                  Officer of Royce (since  May 1996); Secretary  of
  New York, NY 10019                                           RGT  (since October 1996) and  of the other Royce
                                                               Funds (since June 1996); and Associate of  Seward
                                                               & Kissel from September 1992 to May 1996.


------------

* An 'interested person' of the Fund and/or Royce under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the '1940 Act').


                            ------------------------

     Normally, holders of shares of the Preferred Stock of the Fund, including the Cumulative Preferred Stock, voting as a separate class, will elect two members of the Fund's Board of Directors, and holders of the Preferred Stock, including the Cumulative Preferred Stock, and the Common Stock, voting as a single class, will elect the remaining directors. See 'Description of Cumulative Preferred Stock -- Voting Rights' in the Prospectus. Messrs. Diederich and Meister have been designated as the Preferred Stock directors, subject to election at the first meeting of the Fund's stockholders to be called after issuance of the Cumulative Preferred Stock.


     All  of the Fund's directors are also directors of RVT and, except for John
D. Diederich, directors/trustees of RGT and TRF.


     The Board of Directors has an Audit Committee, comprised of Richard M. Galkin, Stephen L. Isaacs and David L. Meister. The Audit Committee is responsible for recommending the selection and nomination of the independent auditors for the Fund and for conducting post-audit reviews of its financial condition with such auditors.

REMUNERATION OF DIRECTORS


     Set forth below is the compensation paid by the Fund and the other registered investment companies comprising The Royce Funds to each director of the Fund for the year ended December 31, 1996.



                                                                      AGGREGATE        TOTAL COMPENSATION
                                                                    COMPENSATION       FROM THE FUND AND
                           DIRECTOR                                 FROM THE FUND      OTHER ROYCE FUNDS
---------------------------------------------------------------   -----------------    ------------------
Charles M. Royce...............................................        $     0              $      0
Thomas R. Ebright..............................................              0                     0
Richard M. Galkin..............................................          7,500                64,000
Stephen L. Isaacs..............................................          7,500                64,000
David L. Meister...............................................          7,500                64,000



     Fees paid to the directors aggregated $22,500 for the year ended December 31, 1996.



     On June 25, 1997, Thomas R. Ebright resigned as a director of the Fund and John D. Diederich was elected to fill the vacancy created by his resignation.


                       CODE OF ETHICS AND RELATED MATTERS

     Royce, RFS, RMC and The Royce Funds have adopted a Code of Ethics under which directors, officers, employees and partners of Royce, RFS and RMC ('Royce-related persons') and interested trustees/directors, officers and employees of The Royce Funds are prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce or RMC account. Such persons are permitted to engage in other personal securities transactions if (i) the securities involved are United States Government debt securities, municipal debt securities, money market instruments, shares of affiliated or non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment plan or employer-sponsored automatic payroll deduction cash purchase plan or (ii) they first obtain permission to trade from Royce's Compliance Officer and an executive officer of Royce. The Code contains standards for the granting of such permission, and it is expected that permission to trade will be granted only in a limited number of instances.

     Royce's and RMC's clients include several private investment companies in which Royce or RMC has (and, therefore, Charles M. Royce, Jack E. Fockler, Jr. and/or W. Whitney George may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 5% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Royce or RMC for such private investment company accounts. Transactions for such private investment company accounts are subject to Royce's and RMC's allocation guidelines and procedures. See 'Brokerage Allocation and Other Practices'.

     As of May 31, 1997, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of approximately $27.4 million, and their equity interests in Royce-related private investment companies totaled approximately $3.3 million.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY FEE

     The following table illustrates, on an annualized basis, the full range of permitted increases or decreases to the Basic Fee.

                   DIFFERENCE BETWEEN
                PERFORMANCE OF FUND AND %
              CHANGE IN RUSSELL 2000 INDEX                  ADJUSTMENT TO 1% BASIC FEE    FEE AS ADJUSTED
---------------------------------------------------------   --------------------------    ---------------
+12 or more..............................................                 +.5 %                 1.5 %
+11......................................................                 +.45%                 1.45%
+10......................................................                 +.4 %                 1.4 %
+9.......................................................                 +.35%                 1.35%
+8.......................................................                 +.3 %                 1.3 %
+7.......................................................                 +.25%                 1.25%
+6.......................................................                 +.2 %                 1.2 %
+5.......................................................                 +.15%                 1.15%
+4.......................................................                 +.1 %                 1.1 %
+3.......................................................                 +.05%                 1.05%
+/-2.....................................................                 0                     1   %
-3.......................................................                -0.05%                  .95%
-4.......................................................                 -.1 %                  .9 %
-5.......................................................                 -.15%                  .85%
-6.......................................................                 -.2 %                  .8 %
-7.......................................................                 -.25%                  .75%
-8.......................................................                 -.3 %                  .7 %
-9.......................................................                 -.35%                  .65%
-10......................................................                 -.4 %                  .6 %
-11......................................................                 -.45%                  .55%
-12 or less..............................................                 -.5 %                  .5 %

     In calculating the investment performance of the Fund and the percentage change in the investment record of the Russell 2000 Index (the 'Russell 2000'), all dividends and other distributions per share of Common Stock of realized capital gains and/or of any net investment income and any capital gains taxes per share of Common Stock paid or payable on undistributed realized long-term capital gains and all dividends and other distributions on the securities comprising the Russell 2000 during the performance period are treated as having been reinvested, and no effect is given to gain or loss resulting from capital share transactions of the Fund. Fractions of a percentage point are rounded to the nearest whole point (to the higher whole point if exactly one-half).

     For the years ended December 31, 1996, 1995 and 1994, Royce received investment advisory fees from the Fund of $499,869, $713,033 (net of $2,878 voluntarily waived by Royce) and $881,249, respectively.

OTHER

     The Investment Advisory Agreement provides that the Fund may use 'Royce' as part of its name only for as long as the Investment Advisory Agreement remains in effect. The name 'Royce' is a property right of Royce, and it may at any time permit others, including other investment entities, to use such name.

     The Investment Advisory Agreement protects and indemnifies Royce against liability to the Fund, its stockholders or others for any action taken or omitted to be taken by Royce in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser to the Fund. However, Royce is not protected or indemnified against liabilities to which it would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

     Royce's services to the Fund are not deemed to be exclusive, and Royce or any of its affiliates may provide similar services to other investment companies and other clients or engage in other activities.

     The Investment Advisory Agreement will remain in effect until April 30, 1998 and may be continued in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the directors who are not parties to the Agreement or interested persons of any such party. The Investment Advisory Agreement will automatically terminate if it is assigned (as defined by the 1940 Act and the rules thereunder) and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party thereto on not less than 60 days' written notice.

ADMINISTRATION AGREEMENT

     Mitchell Hutchins Asset Management Inc. (the 'Administrator') is a wholly-owned subsidiary of PaineWebber Incorporated. Under the Administration Agreement with the Fund (the 'Administration Agreement'), the Administrator is responsible for (i) preparing all reports required to be filed by the Fund with the Securities and Exchange Commission (the 'Commission') on Form N-SAR; (ii) providing to the Fund's independent accountants such information as is necessary for such accountants to prepare and file the Fund's Federal, state and local tax returns, and reviewing such returns after they are prepared; (iii) assisting in the preparation of financial information relating to the Fund for the Fund's periodic reports to stockholders; (iv) assisting in monitoring compliance of the Fund's operations with the 1940 Act and with its investment policies and limitations; (v) reviewing the calculation of the Fund's net asset value in accordance with the Fund's registration statement under the 1940 Act and the Securities Act of 1933, as amended (the '1933 Act'), by the Fund's accounting agent (which may or may not be the same party as the Fund's custodian or an affiliate of the Fund's custodian), and in monitoring the performance of such agent in making the Fund's net asset value available for public dissemination;
(vi) assisting in establishing the accounting policies of the Fund; and (vii) assisting the Fund in determining the amount of dividends or other distributions available to be paid by the Fund to its stockholders.


     The Administration Agreement is terminable without penalty on 60 days' prior written notice by either party to the other. The Board reviews the Administrator's performance under the Administration Agreement semi-annually and will continue, modify or terminate the Agreement, based on what it determines to be in the best interests of the Fund's stockholders. During the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid $119,427, $186,625 and
$147,482,  respectively,  in  fees  to  the  Administrator  for   administration
services.


SERVICE CONTRACT WITH STATE STREET


     State Street Bank and Trust Company ('State Street'), the custodian of the Fund's assets, provides certain management-related services to the Fund. Such services include keeping books of accounts and rendering such financial and other statements as may be requested by the Fund from time to time, and generally assisting in the preparation of reports to the Fund's stockholders, to the Commission and others, in the auditing of accounts and in other ministerial matters of like nature, as agreed to between the Fund and State Street. During the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid $59,957, $63,266 and $55,527, respectively, in fees to State Street for management-related and custodial services.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Royce is responsible for selecting the brokers who effect the purchases and sales of the Fund's portfolio securities. No broker is selected to effect a securities transaction for the Fund unless such broker is believed by Royce to be capable of obtaining the best price for the security involved in the transaction. In addition to considering a broker's execution capability, Royce generally considers the brokerage and research services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Such services may include general economic research, market and statistical information, industry and technical research, strategy and company research and performance measurement, and may be written or oral. Royce determines the overall reasonableness of brokerage commissions paid, after considering the amount another broker might have charged for effecting the transaction and the value placed by Royce upon the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or Royce's overall responsibilities with respect to its accounts.

     Royce is authorized, under Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreement with the Fund, to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

     Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by Royce in servicing all of its accounts and those of RMC, and not all of such services may be used by Royce in connection with the Fund.

     Even though investment decisions for the Fund are made independently from those for the other accounts managed by Royce and RMC, securities of the same issuer are frequently purchased, held or sold by more than one Royce/RMC account because the same security may be suitable for all of them. When the same security is being purchased or sold for more than one Royce/RMC account on the same trading day, Royce seeks to average the transactions as to price and allocate them as to amount in a manner believed to be equitable to each. Such purchases and sales of the same security are generally effected pursuant to Royce/RMC's Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, unallocated orders are placed with and executed by broker-dealers during the trading day. The securities purchased or sold in such transactions are then allocated to one or more of Royce's and RMC's accounts at or shortly following the close of trading, using the average net price obtained. Such allocations are done based on a number of judgmental factors that Royce and RMC believe should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for the Fund.

     During the year ended December 31, 1996, the Fund did not acquire any securities of any of its regular brokers (as defined in Rule 10b-1 under the 1940 Act) or of any of their parents.

     During each of the three years ended December 31, 1996, 1995 and 1994, the Fund paid brokerage commissions of $158,000, $122,000 and $83,000, respectively.

     One or more of the Underwriters have effected purchases and sales of the portfolio securities of the Fund and of other accounts managed by Royce and RMC and may be chosen to effect future transactions for the Fund and such other accounts.

                                NET ASSET VALUE

     The Fund calculates the net asset value of its shares of Common Stock daily and makes that information available daily by telephone (800-221-4268) and weekly for publication. Currently, The Wall Street Journal, The New York Times and Barron's publish net asset values for closed-end investment companies weekly. Net asset value per share of Common Stock is determined at the close of regular trading on the New York Stock Exchange (currently 4:00 P.M., Eastern time) on each day on which the Exchange is open. The net asset value of the Fund's Common Stock is calculated by dividing the current value of the Fund's total assets less the sum of all of its liabilities and the aggregate liquidation preference of its outstanding shares of Preferred Stock, by the total number of shares of the Common Stock outstanding.

     In determining net asset value, securities listed on an exchange or on the National Association of Securities Dealers Automated Quotation System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their electronically-reported bid price for exchange-listed securities and at the average of their electronically-reported bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their electronically-reported bid price or, if there is no such price, then at their representative bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Fund's Board of Directors. Notwithstanding the above, bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

     The offering costs of the Cumulative Preferred Stock (including the underwriting discount) will be charged to additional paid-in capital.

                              FINANCIAL STATEMENTS

     The audited financial statements included in the Annual Report to the Fund's Stockholders for the fiscal year ended December 31, 1996, together with the report of Ernst & Young LLP thereon, are incorporated herein by reference.

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

    1. Financial Statements
       Included in Part A:


 -- Selected Per Share Data and Ratios for the three years ended December 31, 1996 and the period December
    14, 1993 (commencement of operations) to December 31, 1993.

 Incorporated by reference in Part B:
 -- Schedule of Investments at December 31, 1996*
 -- Statement of Assets and Liabilities at December 31, 1996*
 -- Statement of Operations for the year ended December 31, 1996*
 -- Statement of Changes in Net Assets for the years ended December 31, 1996 and 1995*
 -- Statement of Cash Flows for the year ended December 31, 1996*
 -- Selected Per Share Data and Ratios for the three years ended December 31, 1996 and the period December
    14, 1993 (commencement of operations) to December 31, 1993*
 -- Notes to Financial Statements*
 -- Report of Independent Auditors*


------------

* Incorporated   by  reference  to  the   Registrant's  1996  Annual  Report  to
  Stockholders, filed with the Securities and Exchange Commission (the 'Commission') for the year ended December 31, 1996, pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended.

     2. Exhibits


       (a) (1)  Articles of Amendment and Restatement to the Articles of Incorporation of the Registrant.(1)
           (2)  Articles of Amendment to the Articles of Incorporation of the Registrant.(2)
           (3)  Form of Articles Supplementary of the Registrant, to be filed with the Maryland State Department of Assessments and Taxation.
       (b)      Amended and Restated By-laws of the Registrant.(4)
       (c)      Not applicable.
       (d) (1)  Form of specimen certificate for   % Cumulative Preferred Stock.(3)
           (2)  Portions of the Articles Supplementary of the Registrant  defining the  rights of holders  of  %
                  Cumulative Preferred Stock.(5)
       (e)      Amended and Restated Distribution Reinvestment and Cash Purchase Plan.(3)
       (f)      Not applicable.
       (g)      Form of Investment Advisory Agreement between the Registrant and Royce & Associates, Inc.
                  ('Royce').(3)
       (h) (1)  Form of Underwriting Agreement between the Fund and Royce and Smith Barney Inc. and
                  PaineWebber Incorporated, as Representatives of the Underwriters.
           (2)  Form of Smith Barney Inc. Agreement Among Underwriters.(3)
       (i)      Not applicable.
       (j)      Form of Custodian Contract.(1)
       (k) (1)  Form of Registrar, Transfer Agency and Service Agreement.(1)
           (2)  Form of Administration Agreement.(1)
           (3)  Amendment to Administration Agreement.(3)
           (4)  Form of Registrar, Transfer Agent and Paying Agency Agreement between the Registrant and State
                  Street Bank and Trust Company.(3)
       (l)      Opinion and Consent of Venable, Baetjer and Howard, LLP, Maryland counsel to the Registrant.
       (m)      Not applicable.
       (n) (1)  Consent of Ernst & Young LLP, independent auditors for the Registrant.
           (2)  Consent of Coopers & Lybrand L.L.P., independent auditors.(3)
       (o)      Not applicable.

       (p)      Not applicable.
       (q)      Not applicable.
       (r)      Financial Data Schedule.


------------

(1) Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2, filed with the Commission on December 14, 1993 (File No. 33-68950) (the 'Common Stock Registration Statement').


(2) Incorporated by reference to the Registrant's Semi-Annual Report on Form N-SAR'). filed with the Commission on September 14, 1995 (the 'September 1995 N-SAR')

(3) Previously  filed with  the Registrant's Registration Statement on Form
    N-2, filed with the Commission on June 6, 1997 (File No. 333-28615) (the 'Preferred Stock Registration Statement').



(4) Incorporated by reference to the Registrant's Semi-Annual Report on Form N-SAR, filed with the Commission on February 27, 1997 (the 'February 1997 N-SAR').



(5) Reference is made to (i) Article IV, Article VI and Article VIII of the Registrant's Articles of Amendment and Restatement to the Articles of
    Incorporation, previously filed as Exhibit (a) to the Common Stock Registration Statement; (ii) Article I and Article IV of the Registrant's Amended and Restated By-Laws, previously filed as Exhibit (b) to the Common Stock Registration Statement; and (iii) Article II of the Registrant's Articles Supplementary, filed as Exhibit (a)(3).





ITEM 25. MARKETING ARRANGEMENTS

     See Exhibit (h)(1) to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


Registration fees.................................................................   $ 12,121
Listing fees......................................................................     15,000
Printing expenses (other than stock certificates).................................     50,000
Accounting fees and expenses......................................................      4,000
Legal fees and expenses...........................................................    117,000
Rating Agency fees................................................................     20,000
Miscellaneous.....................................................................     21,879
                                                                                     --------
          Total...................................................................   $240,000
                                                                                     --------
                                                                                     --------


ITEM 27. PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

     The following information is given as of May 31, 1997:

                                                                                  NUMBER OF
                               TITLE OF CLASS                                   RECORD HOLDERS
-----------------------------------------------------------------------------   --------------
Common Stock ($.001 par value)...............................................         390
Preferred Stock ($.001 par value)............................................           0

ITEM 29. INDEMNIFICATION

     Section  2-418 of  the General  Corporation Law  of the  State of Maryland,
Article VII of the Registrant's Articles of Amendment and Restatement to the Articles of Incorporation, previously filed as Exhibit (a) to the Common Stock Registration Statement, Article V of the Registrant's Amended and Restated By-laws, previously filed as an Exhibit to the September 1995 N-SAR, the form of Investment Advisory Agreement, previously filed as an Exhibit to the February 1997 N-SAR and the form of Underwriting Agreement, filed as Exhibit(h)(1) to the Preferred Stock Registration Statement, each provide for indemnification.


     The Investment Advisory Agreement between the Registrant and Royce obligates the Registrant to indemnify Royce and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by Royce in or by reason of any action, suit, investigation or other proceeding arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by Royce in connection with the performance of any of its duties or obligations under the Agreement or otherwise as an investment adviser of the Registrant. Royce is not entitled to indemnification in respect of any liability to the Registrant or its security holders to which it would otherwise be subject by reason of its willful misfeasance, bad faith or reckless disregard.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the 'Securities Act'), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent or such claim is to be paid under insurance policies, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Registrant, its officers and directors, Royce and certain others are presently insured under a Directors and Officers/Errors and Omissions Liability Insurance Policy issued by ICI Mutual Insurance Company, which generally covers claims by the Registrant's stockholders and third persons based on or alleging negligent acts, misstatements or omissions by the insureds and the costs and expenses of defending those claims, up to a limit of $10,000,000, with a deductible amount of $150,000.


     Reference is made to Section 8 of the form of Underwriting Agreement, to be filed as Exhibit (h)(1) to the Preferred Stock Registration Statement, for provisions relating to indemnification of the Underwriters.


ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to Schedules D and F to Royce's amended Form ADV (File No. 801-8268), which are incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     Records are located at:

    1.    Royce Micro-Cap Trust, Inc., 10th Floor
          1414 Avenue of the Americas
          New York, New York 10019
          (Corporate records and records relating to the function of Royce as investment adviser)
    2.    State Street Bank and Trust Company
          P.O. Box 9061
          Boston, Massachusetts 02205-8686
          Attention: Royce Micro-Cap Trust, Inc.
          (Records relating to its functions as Custodian, Registrar and Transfer Agent and Dividend Paying Agent
          for the Registrant)

ITEM 32. MANAGEMENT SERVICES

     Not applicable.

ITEM 33. UNDERTAKINGS

    1.    Not applicable.
    2.    Not applicable.
    3.    Not applicable.
    4.    Not applicable.
    5.    Registrant undertakes that, for the  purpose of determining any liability  under the Securities Act,  the information  omitted from the form of prospectus filed  as part of the registration statement in reliance upon Rule 430A and contained in  the form of prospectus filed by  the Registrant pursuant to Rule  497(h)
          will be deemed to be a part of the registration statement as of the time it was declared effective.
          Registrant  undertakes that, for the purpose of determining  any liability under the Securities Act, each post-effective amendment that  contains a  form of prospectus  will be  deemed to be  a new  registration statement  relating to the securities offered  therein, and the offering of  such securities at that time will be deemed to be the initial bona fide offering thereof.
    6.    Registrant undertakes to  send by  first class  mail or  other means  designed to  ensure equally  prompt delivery,  within two business days of receipt of a  written or oral request, any Statement of Additional
          Information constituting Part B of this registration statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 20th day of June, 1997.


                                               ROYCE MICRO-CAP TRUST, INC.
                                                       (Registrant)


                                          By:        /s/ CHARLES M. ROYCE
                                             ...................................
                                                      CHARLES M. ROYCE
                                                         PRESIDENT

     Pursuant  to  the  requirements  of  the  Securities  Act  of  1933,   this
Pre-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:


                  NAME                                         TITLE                               DATE
-----------------------------------------  ----------------------------------------------   -------------------
          /s/ CHARLES M. ROYCE             Director, President and Treasurer (Principal        June 20, 1997
 ........................................    Executive, Financial and Accounting Officer)
           (CHARLES M. ROYCE)

          /s/ THOMAS R. EBRIGHT            Director                                            June 20, 1997
 ........................................
           (THOMAS R. EBRIGHT)

          /s/ RICHARD M. GALKIN            Director                                            June 20, 1997
 ........................................
           (RICHARD M. GALKIN)

          /s/ STEPHEN L. ISSACS            Director                                            June 20, 1997
 ........................................
           (STEPHEN L. ISSACS)

          /s/ DAVID L. MEISTER             Director                                            June 20, 1997
 ........................................
           (DAVID L. MEISTER)

                       STATEMENT OF DIFFERENCES
                       ------------------------

The dagger symbol shall be expressed as .........................`D'